                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Investments DC, Inc.        CASE NO.     01-53302
                                                        ------------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Sep-02                         PETITION DATE:    07/02/01
                ------------                                    ----------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting      [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor). Dollars reported in $1

                                                                         END OF CURRENT      END OF PRIOR         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                             MONTH              MONTH                FILING
                                                                         --------------      ------------         ---------------

    a.  Current Assets                                                              $0                $0
                                                                         --------------      ------------
    b.  Total Assets                                                                $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Current Liabilities                                                         $0                $0
                                                                         --------------      ------------
    d.  Total Liabilities                                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  CURRENT MONTH      PRIOR MONTH           (CASE TO DATE)
                                                                         --------------      ------------         ---------------
    a.  Total Receipts                                                              $0                $0                      $0
                                                                         --------------      ------------         ---------------
    b.  Total Disbursements                                                         $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
    d.  Cash Balance Beginning of Month                                             $0                $0                      $0
                                                                         --------------      ------------         ---------------
    e.  Cash Balance End of Month (c + d)                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
                                                                          CURRENT MONTH      PRIOR MONTH          (CASE TO DATE)
                                                                         --------------      ------------         ---------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0                $0
                                                                         --------------      ------------
6.  POST-PETITION LIABILITIES                                                       $0                $0
                                                                         --------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $0                $0
                                                                         --------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                            YES            NO
                                                                                               ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the               [ ]            [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                      [ ]            [X]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                     [ ]            [X]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?                [ ]            [ ]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                       [X]            [ ]
    liability?

13. Are a plan and disclosure statement on file?                                               [X](1)         [ ]

14. Was there any post-petition borrowing during this reporting period?                        [ ]            [X]

15. Check if paid: Post-petition taxes [ ];        U.S. Trustee Quarterly Fees [ ];  Check if filing is current for: Post-petition
    tax reporting and tax returns:     [ ].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  10/16/02                         /s/ Paul J.Weber
      ----------------------            ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                       For the Month Ended    09/30/02
                                          ----------------


        CURRENT MONTH
----------------------------
                                                                                                     CUMULATIVE      NEXT MONTH
ACTUAL   FORECAST   VARIANCE                                                                       (CASE TO DATE)     FORECAST
------   --------   --------                                                                       --------------    -----------
                                    REVENUES:
   $0         $0         $0       1   Gross Sales                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       2   less: Sales Returns & Allowances                                        $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       3   Net Sales                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       4   less: Cost of Goods Sold             (Schedule 'B')                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       5   Gross Profit                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       6   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       7   Other Income:                                                           $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
                                  8
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                  9
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      10       TOTAL REVENUES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
                                    EXPENSES:
   $0         $0         $0      11   Compensation to Owner(s)/Officer(s)                                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      12   Salaries                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      13   Commissions                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      14   Contract Labor                                                          $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Rent/Lease:
   $0         $0         $0      15       Personal Property                                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      16       Real Property                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      17   Insurance                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      18   Management Fees                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      19   Depreciation                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Taxes:
   $0         $0         $0      20       Employer Payroll Taxes                                              $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      21       Real Property Taxes                                                 $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      22       Other Taxes                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      23   Other Selling                                                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      24   Other Administrative                                                    $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      25   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      26   Other Expenses:                                                         $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
   $0         $0         $0      27                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      28                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      29                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      30                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      31                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      32                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      33                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      34                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      35       TOTAL EXPENSES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      36 SUBTOTAL                                                                  $0             $0
------   --------   --------                                                                       --------------    -----------
                                    REORGANIZATION ITEMS:
   $0         $0         $0      37   Professional Fees                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      38   Provisions for Rejected Executory Contracts                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      39   Interest Earned on Accumulated Cash from                                $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Resulting Chp 11 Case
   $0         $0         $0      40   Gain or (Loss) from Sale of Equipment                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      41   U.S. Trustee Quarterly Fees                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      42                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      43        TOTAL REORGANIZATION ITEMS                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      45   Federal & State Income Taxes                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      46 NET PROFIT (LOSS)                                                         $0             $0
======   ========   ========                                                                       ==============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED     09/30/02
                                         -------------------

ASSETS

                                                                        FROM SCHEDULES           MARKET VALUE
                                                                        --------------           ------------
    CURRENT ASSETS
 1        Cash and cash equivalents - unrestricted                                                        $0
                                                                                                 ------------
 2        Cash and cash equivalents - restricted                                                          $0
                                                                                                 ------------
 3        Accounts receivable (net)                                           A                           $0
                                                                                                 ------------
 4        Inventory                                                           B                           $0
                                                                                                 ------------
 5        Prepaid expenses                                                                                $0
                                                                                                 ------------
 6        Professional retainers                                                                          $0
                                                                                                 ------------
 7        Other:                                                                                          $0
                    ----------------------------------------------                               ------------
 8
          --------------------------------------------------------                               ------------
 9                  TOTAL CURRENT ASSETS                                                                  $0
                                                                                                 ------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)
10        Real property                                                       C                           $0
                                                                                                 ------------
11        Machinery and equipment                                             D                           $0
                                                                                                 ------------
12        Furniture and fixtures                                              D                           $0
                                                                                                 ------------
13        Office equipment                                                    D                           $0
                                                                                                 ------------
14        Leasehold improvements                                              D                           $0
                                                                                                 ------------
15        Vehicles                                                            D                           $0
                                                                                                 ------------
16        Other:                                                              D                           $0
                    ----------------------------------------------                               ------------
17                                                                            D                           $0
          --------------------------------------------------------                               ------------
18                                                                            D                           $0
          --------------------------------------------------------                               ------------
19                                                                            D                           $0
          --------------------------------------------------------                               ------------
20                                                                            D                           $0
          --------------------------------------------------------                               ------------
21                  TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                                 ------------
    OTHER ASSETS
22        Loans to shareholders                                                                           $0
                                                                                                 ------------
23        Loans to affiliates                                                                             $0
                                                                                                 ------------
24
          --------------------------------------------------------                               ------------
25
          --------------------------------------------------------                               ------------
26
          --------------------------------------------------------                               ------------
27
          --------------------------------------------------------                               ------------
28                  TOTAL OTHER ASSETS                                                                    $0
                                                                                                 ------------
29                  TOTAL ASSETS                                                                          $0
                                                                                                 ============

     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
          POST-PETITION
                CURRENT LIABILITIES
30                        Salaries and wages                                                                                  $0
                                                                                                                   --------------
31                        Payroll taxes                                                                                       $0
                                                                                                                   --------------
32                        Real and personal property taxes                                                                    $0
                                                                                                                   --------------
33                        Income taxes                                                                                        $0
                                                                                                                   --------------
34                        Sales taxes                                                                                         $0
                                                                                                                   --------------
35                        Notes payable (short term)                                                                          $0
                                                                                                                   --------------
36                        Accounts payable (trade)                                                   A                        $0
                                                                                                                   --------------
37                        Real property lease arrearage                                                                       $0
                                                                                                                   --------------
38                        Personal property lease arrearage                                                                   $0
                                                                                                                   --------------
39                        Accrued professional fees                                                                           $0
                                                                                                                   --------------
40                        Current portion of long-term post-petition debt (due within 12 months)                              $0
                                                                                                                   --------------
41                        Other:                                                                                              $0
                                      ---------------------------------------------------                          --------------
42
                          ---------------------------------------------------------------                          --------------
43
                          ---------------------------------------------------------------                          --------------
44                        TOTAL CURRENT LIABILITIES                                                                           $0
                                                                                                                   --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                          $0
                                                                                                                   --------------
46                        TOTAL POST-PETITION LIABILITIES                                                                     $0
                                                                                                                   --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F                        $0
                                                                                                                   --------------
48                        Priority unsecured claims                                                  F                        $0
                                                                                                                   --------------
49                        General unsecured claims                                                   F                        $0
                                                                                                                   --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                                      $0
                                                                                                                   --------------
51                        TOTAL LIABILITIES                                                                                   $0
                                                                                                                   --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing                                                                 $0
                                                                                                                   --------------
53              Capital Stock                                                                                                 $0
                                                                                                                   --------------
54              Additional paid-in capital                                                                                    $0
                                                                                                                   --------------
55              Cumulative profit/(loss) since filing of case                                                                 $0
                                                                                                                   --------------
56              Post-petition contributions/(distributions) or (draws)                                                        $0
                                                                                                                   --------------
57
                          ---------------------------------------------------------------                          --------------
58              Market value adjustment                                                                                       $0
                                                                                                                   --------------
59                        TOTAL EQUITY (DEFICIT)                                                                              $0
                                                                                                                   --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                    $0
                                                                                                                   ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                            ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                           [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                          ----------------------- ---------------   -------------------
     0 -30 Days                                                               $0              $0
                                                          ----------------------- ---------------
     31-60 Days                                                               $0              $0
                                                          ----------------------- ---------------
     61-90 Days                                                               $0              $0                    $0
                                                          ----------------------- ---------------   -------------------
     91+ Days                                                                 $0              $0
                                                          ----------------------- ---------------
     Total accounts receivable/payable                                        $0              $0
                                                          ----------------------- ===============
     Allowance for doubtful accounts                                          $0
                                                          -----------------------
     Accounts receivable (net)                                                $0
                                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                        INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH                                $0
                                        ------------                                                         --------------
                                                            Add -
     Retail/Restaurants -                                     Net purchase                                              $0
                                                                                                             --------------
       Product for resale                         $0          Direct labor                                              $0
                                        -------------                                                        --------------
                                                              Manufacturing overhead                                    $0
                                                                                                             --------------
     Distribution -                                           Freight in                                                $0
                                                                                                             --------------
       Products for resale                        $0          Other:                                                    $0
                                        -------------                                                        --------------

                                                            ----------------------------------------------   --------------
     Manufacturer -
                                                            ----------------------------------------------   --------------
       Raw Materials                              $0
                                        -------------
       Work-in-progress                           $0        Less -
                                        -------------
       Finished goods                             $0          Inventory End of Month                                    $0
                                        -------------                                                        --------------
                                                              Shrinkage                                                 $0
                                                                                                             --------------
     Other - Explain                              $0          Personal Use                                              $0
                                        -------------                                                        --------------

     -----------------------------------
                                                            Cost of Goods Sold                                          $0
     -----------------------------------                                                                     ==============
         TOTAL                                    $0
                                        =============

     METHOD OF INVENTORY CONTROL                            INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]
     How often do you take a complete physical inventory?   Valuation methods -

                                                                FIFO cost                                          [ ]

       Weekly                                                   LIFO cost                                          [ ]
                               ---------
       Monthly                                                  Lower of cost or market                            [ ]
                               ---------
       Quarterly                                                Retail method                                      [ ]
                               ---------
       Semi-annually                                            Other                                              [ ]
                               ---------
       Annually                                                   Explain
                               ---------

Date of last physical inventory was Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
Machinery & Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Furniture & Fixtures -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Office Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Leasehold Improvements -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Vehicles -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                           0-30 DAYS  31-60 DAYS 61-90 DAYS 91+ DAYS    TOTAL
                                                        ---------  ---------- ---------- --------    -----
FEDERAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employee                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employer                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (FUTA)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL FEDERAL TAXES                                           $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
STATE AND LOCAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (UT)                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Disability Insurance (DI)                            $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Empl. Training Tax (ETT)                             $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Sales                                                $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Excise                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Real property                                        $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Personal property                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL STATE & LOCAL TAXES                                     $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL TAXES                                                   $0          $0         $0       $0       $0
                                                        =========  ========== ========== ========    =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                             CLAIMED  ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                   AMOUNT AMOUNT (b)
-------------------------------------------                  ------- ----------
         Secured claims  (a)                                     $0         $0
                                                             ------- ----------
         Priority claims other than taxes                        $0         $0
                                                             ------- ----------
         Priority tax claims                                     $0         $0
                                                             ------- ----------
         General unsecured claims                                $0         $0
                                                             ------- ----------

     (a)  List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                        ACCOUNT 1  ACCOUNT 2 ACCOUNT 3 ACCOUNT 4
                                                        ---------  --------- --------- ---------
Bank                                                      None
                                                        ---------  --------- --------- ---------
Account Type
                                                        ---------  --------- --------- ---------
Account No.
                                                        ---------  --------- --------- ---------
Account Purpose
                                                        ---------  --------- --------- ---------
Balance, End of Month
                                                        ---------  --------- --------- ---------
Total Funds on Hand for all Accounts                          $0
                                                        =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED    09/30/02
                                             ----------------

                                                                                    Actual            Cumulative
                                                                                Current Month       (Case to Date)
                                                                                -------------       --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                       $0                   $0
                                                                                -------------       --------------
2             Cash Received from Sales                                                    $0                   $0
                                                                                -------------       --------------
3             Interest Received                                                           $0                   $0
                                                                                -------------       --------------
4             Borrowings                                                                  $0                   $0
                                                                                -------------       --------------
5             Funds from Shareholders, Partners, or Other Insiders                        $0                   $0
                                                                                -------------       --------------
6             Capital Contributions                                                       $0                   $0
                                                                                -------------       --------------
7
              ------------------------------------------------------------      -------------       --------------
8
              ------------------------------------------------------------      -------------       --------------
9
              ------------------------------------------------------------      -------------       --------------
10
              ------------------------------------------------------------      -------------       --------------
11
              ------------------------------------------------------------      -------------       --------------
12                   TOTAL CASH RECEIPTS                                                  $0                   $0
                                                                                -------------       --------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                      $0                   $0
                                                                                -------------       --------------
14            Selling                                                                     $0                   $0
                                                                                -------------       --------------
15            Administrative                                                              $0                   $0
                                                                                -------------       --------------
16            Capital Expenditures                                                        $0                   $0
                                                                                -------------       --------------
17            Principal Payments on Debt                                                  $0                   $0
                                                                                -------------       --------------
18            Interest Paid                                                               $0                   $0
                                                                                -------------       --------------
              Rent/Lease:
19                   Personal Property                                                    $0                   $0
                                                                                -------------       --------------
20                   Real Property                                                        $0                   $0
                                                                                -------------       --------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                             $0                   $0
                                                                                -------------       --------------
22                   Draws                                                                $0                   $0
                                                                                -------------       --------------
23                   Commissions/Royalties                                                $0                   $0
                                                                                -------------       --------------
24                   Expense Reimbursements                                               $0                   $0
                                                                                -------------       --------------
25                   Other                                                                $0                   $0
                                                                                -------------       --------------
26            Salaries/Commissions (less employee withholding)                            $0                   $0
                                                                                -------------       --------------
27            Management Fees                                                             $0                   $0
                                                                                -------------       --------------
              Taxes:
28                   Employee Withholding                                                 $0                   $0
                                                                                -------------       --------------
29                   Employer Payroll Taxes                                               $0                   $0
                                                                                -------------       --------------
30                   Real Property Taxes                                                  $0                   $0
                                                                                -------------       --------------
31                   Other Taxes                                                          $0                   $0
                                                                                -------------       --------------
32            Other Cash Outflows:                                                        $0                   $0
                                                                                -------------       --------------
33
                     -----------------------------------------------------      -------------       --------------
34
                     -----------------------------------------------------      -------------       --------------
35
                     -----------------------------------------------------      -------------       --------------
36
                     -----------------------------------------------------      -------------       --------------
37
                     -----------------------------------------------------      -------------       --------------
38                   TOTAL CASH DISBURSEMENTS:                                            $0                   $0
                                                                                -------------       --------------
39   NET INCREASE (DECREASE) IN CASH                                                      $0                   $0
                                                                                -------------       --------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                    $0                   $0
                                                                                -------------       --------------
41   CASH BALANCE, END OF PERIOD                                                          $0                   $0
                                                                                =============       ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    09/30/02
                                          ----------------

                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   --------------
1          Cash Received from Sales                                                                          $0               $0
                                                                                                   -------------   --------------
2          Rent/Leases Collected                                                                             $0               $0
                                                                                                   -------------   --------------
3          Interest Received                                                                                 $0               $0
                                                                                                   -------------   --------------
4          Cash Paid to Suppliers                                                                            $0               $0
                                                                                                   -------------   --------------
5          Cash Paid for Selling Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
6          Cash Paid for Administrative Expenses                                                             $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Rents/Leases:
7               Personal Property                                                                            $0               $0
                                                                                                   -------------   --------------
8               Real Property                                                                                $0               $0
                                                                                                   -------------   --------------
9          Cash Paid for Interest                                                                            $0               $0
                                                                                                   -------------   --------------
10         Cash Paid for Net Payroll and Benefits                                                            $0               $0
                                                                                                   -------------   --------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                     $0               $0
                                                                                                   -------------   --------------
12              Draws                                                                                        $0               $0
                                                                                                   -------------   --------------
13              Commissions/Royalties                                                                        $0               $0
                                                                                                   -------------   --------------
14              Expense Reimbursements                                                                       $0               $0
                                                                                                   -------------   --------------
15              Other                                                                                        $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                         $0               $0
                                                                                                   -------------   --------------
17              Employee Withholdings                                                                        $0               $0
                                                                                                   -------------   --------------
18              Real Property Taxes                                                                          $0               $0
                                                                                                   -------------   --------------
19              Other Taxes                                                                                  $0               $0
                                                                                                   -------------   --------------
20         Cash Paid for General Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
21
           ---------------------------------------------------------------------------------       -------------   --------------
22
           ---------------------------------------------------------------------------------       -------------   --------------
23
           ---------------------------------------------------------------------------------       -------------   --------------
24
           ---------------------------------------------------------------------------------       -------------   --------------
25
           ---------------------------------------------------------------------------------       -------------   --------------
26
           ---------------------------------------------------------------------------------       -------------   --------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                 $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28         Interest Received on Cash Accumulated Due to Chp 11 Case                                          $0               $0
                                                                                                   -------------   --------------
29         Professional Fees Paid for Services in Connection with Chp 11 Case                                $0               $0
                                                                                                   -------------   --------------
30         U.S. Trustee Quarterly Fees                                                                       $0               $0
                                                                                                   -------------   --------------
31
           ---------------------------------------------------------------------------------       -------------   --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                             $0               $0
                                                                                                   -------------   --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34         Capital Expenditures                                                                              $0               $0
                                                                                                   -------------   --------------
35         Proceeds from Sales of Capital Goods due to Chp 11 Case                                           $0               $0
                                                                                                   -------------   --------------
36
           ---------------------------------------------------------------------------------       -------------   --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38         Net Borrowings (Except Insiders)                                                                  $0               $0
                                                                                                   -------------   --------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders                                     $0               $0
                                                                                                   -------------   --------------
40         Capital Contributions                                                                             $0               $0
                                                                                                   -------------   --------------
41         Principal Payments                                                                                $0               $0
                                                                                                   -------------   --------------
42
           ---------------------------------------------------------------------------------       -------------   --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                   -------------   --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                          $0               $0
                                                                                                   -------------   --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                   =============   ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom New York, L.L.C.            CASE NO.     01-53301
                                                        ------------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Sep-02                         PETITION DATE:    07/02/01
                ------------                                    ----------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting      [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor). Dollars reported in $1

                                                                         END OF CURRENT      END OF PRIOR         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                             MONTH              MONTH                FILING
                                                                         --------------      ------------         ---------------

    a.  Current Assets                                                              $0                $0
                                                                         --------------      ------------
    b.  Total Assets                                                                $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Current Liabilities                                                         $0                $0
                                                                         --------------      ------------
    d.  Total Liabilities                                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  CURRENT MONTH      PRIOR MONTH           (CASE TO DATE)
                                                                         --------------      ------------         ---------------
    a.  Total Receipts                                                              $0                $0                      $0
                                                                         --------------      ------------         ---------------
    b.  Total Disbursements                                                         $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
    d.  Cash Balance Beginning of Month                                             $0                $0                      $0
                                                                         --------------      ------------         ---------------
    e.  Cash Balance End of Month (c + d)                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
                                                                          CURRENT MONTH      PRIOR MONTH          (CASE TO DATE)
                                                                         --------------      ------------         ---------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0                $0
                                                                         --------------      ------------
6.  POST-PETITION LIABILITIES                                                       $0                $0
                                                                         --------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $0                $0
                                                                         --------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                            YES            NO
                                                                                               ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the               [ ]            [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                      [ ]            [X]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                     [ ]            [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?                [ ]            [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                       [X]            [ ]
    liability?

13. Are a plan and disclosure statement on file?                                               [X](1)         [ ]

14. Was there any post-petition borrowing during this reporting period?                        [ ]            [X]

15. Check if paid: Post-petition taxes [ ];        U.S. Trustee Quarterly Fees [ ];  Check if filing is current for: Post-petition
    tax reporting and tax returns:     [ ].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  10/16/02                         /s/ Paul J.Weber
      ----------------------            ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                       For the Month Ended    09/30/02
                                          ----------------


        CURRENT MONTH
----------------------------
                                                                                                     CUMULATIVE      NEXT MONTH
ACTUAL   FORECAST   VARIANCE                                                                       (CASE TO DATE)     FORECAST
------   --------   --------                                                                       --------------    -----------
                                    REVENUES:
   $0         $0         $0       1   Gross Sales                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       2   less: Sales Returns & Allowances                                        $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       3   Net Sales                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       4   less: Cost of Goods Sold             (Schedule 'B')                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       5   Gross Profit                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       6   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       7   Other Income:                                                           $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
                                  8
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                  9
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      10       TOTAL REVENUES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
                                    EXPENSES:
   $0         $0         $0      11   Compensation to Owner(s)/Officer(s)                                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      12   Salaries                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      13   Commissions                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      14   Contract Labor                                                          $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Rent/Lease:
   $0         $0         $0      15       Personal Property                                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      16       Real Property                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      17   Insurance                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      18   Management Fees                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      19   Depreciation                                                            $0             $0
------   --------   --------                                                                       --------------    -----------

                                      Taxes:
   $0         $0         $0      20       Employer Payroll Taxes                                              $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      21       Real Property Taxes                                                 $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      22       Other Taxes                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      23   Other Selling                                                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      24   Other Administrative                                                    $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      25   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      26   Other Expenses:                                                         $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
   $0         $0         $0      27                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      28                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      29                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      30                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      31                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      32                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      33                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      34                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      35       TOTAL EXPENSES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      36 SUBTOTAL                                                                  $0             $0
------   --------   --------                                                                       --------------    -----------
                                    REORGANIZATION ITEMS:
   $0         $0         $0      37   Professional Fees                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      38   Provisions for Rejected Executory Contracts                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      39   Interest Earned on Accumulated Cash from                                $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Resulting Chp 11 Case
   $0         $0         $0      40   Gain or (Loss) from Sale of Equipment                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      41   U.S. Trustee Quarterly Fees                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      42                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      43        TOTAL REORGANIZATION ITEMS                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      45   Federal & State Income Taxes                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      46 NET PROFIT (LOSS)                                                         $0             $0
======   ========   ========                                                                       ==============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED     09/30/02
                                         -------------------

ASSETS

                                                                        FROM SCHEDULES           MARKET VALUE
                                                                        --------------           ------------
    CURRENT ASSETS
 1        Cash and cash equivalents - unrestricted                                                        $0
                                                                                                 ------------
 2        Cash and cash equivalents - restricted                                                          $0
                                                                                                 ------------
 3        Accounts receivable (net)                                           A                           $0
                                                                                                 ------------
 4        Inventory                                                           B                           $0
                                                                                                 ------------
 5        Prepaid expenses                                                                                $0
                                                                                                 ------------
 6        Professional retainers                                                                          $0
                                                                                                 ------------
 7        Other:                                                                                          $0
                    ----------------------------------------------                               ------------
 8
          --------------------------------------------------------                               ------------
 9                  TOTAL CURRENT ASSETS                                                                  $0
                                                                                                 ------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)
10        Real property                                                       C                           $0
                                                                                                 ------------
11        Machinery and equipment                                             D                           $0
                                                                                                 ------------
12        Furniture and fixtures                                              D                           $0
                                                                                                 ------------
13        Office equipment                                                    D                           $0
                                                                                                 ------------
14        Leasehold improvements                                              D                           $0
                                                                                                 ------------
15        Vehicles                                                            D                           $0
                                                                                                 ------------
16        Other:                                                              D                           $0
                    ----------------------------------------------                               ------------
17                                                                            D                           $0
          --------------------------------------------------------                               ------------
18                                                                            D                           $0
          --------------------------------------------------------                               ------------
19                                                                            D                           $0
          --------------------------------------------------------                               ------------
20                                                                            D                           $0
          --------------------------------------------------------                               ------------
21                  TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                                 ------------
    OTHER ASSETS
22        Loans to shareholders                                                                           $0
                                                                                                 ------------
23        Loans to affiliates                                                                             $0
                                                                                                 ------------
24
          --------------------------------------------------------                               ------------
25
          --------------------------------------------------------                               ------------
26
          --------------------------------------------------------                               ------------
27
          --------------------------------------------------------                               ------------
28                  TOTAL OTHER ASSETS                                                                    $0
                                                                                                 ------------
29                  TOTAL ASSETS                                                                          $0
                                                                                                 ============

     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
          POST-PETITION
                CURRENT LIABILITIES
30                        Salaries and wages                                                                                  $0
                                                                                                                   --------------
31                        Payroll taxes                                                                                       $0
                                                                                                                   --------------
32                        Real and personal property taxes                                                                    $0
                                                                                                                   --------------
33                        Income taxes                                                                                        $0
                                                                                                                   --------------
34                        Sales taxes                                                                                         $0
                                                                                                                   --------------
35                        Notes payable (short term)                                                                          $0
                                                                                                                   --------------
36                        Accounts payable (trade)                                                   A                        $0
                                                                                                                   --------------
37                        Real property lease arrearage                                                                       $0
                                                                                                                   --------------
38                        Personal property lease arrearage                                                                   $0
                                                                                                                   --------------
39                        Accrued professional fees                                                                           $0
                                                                                                                   --------------
40                        Current portion of long-term post-petition debt (due within 12 months)                              $0
                                                                                                                   --------------
41                        Other:                                                                                              $0
                                      ---------------------------------------------------                          --------------
42
                          ---------------------------------------------------------------                          --------------
43
                          ---------------------------------------------------------------                          --------------
44                        TOTAL CURRENT LIABILITIES                                                                           $0
                                                                                                                   --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                          $0
                                                                                                                   --------------
46                        TOTAL POST-PETITION LIABILITIES                                                                     $0
                                                                                                                   --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F                        $0
                                                                                                                   --------------
48                        Priority unsecured claims                                                  F                        $0
                                                                                                                   --------------
49                        General unsecured claims                                                   F                        $0
                                                                                                                   --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                                      $0
                                                                                                                   --------------
51                        TOTAL LIABILITIES                                                                                   $0
                                                                                                                   --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing                                                                 $0
                                                                                                                   --------------
53              Capital Stock                                                                                                 $0
                                                                                                                   --------------
54              Additional paid-in capital                                                                                    $0
                                                                                                                   --------------
55              Cumulative profit/(loss) since filing of case                                                                 $0
                                                                                                                   --------------
56              Post-petition contributions/(distributions) or (draws)                                                        $0
                                                                                                                   --------------
57
                          ---------------------------------------------------------------                          --------------
58              Market value adjustment                                                                                       $0
                                                                                                                   --------------
59                        TOTAL EQUITY (DEFICIT)                                                                              $0
                                                                                                                   --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                    $0
                                                                                                                   ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                            ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                           [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                          ----------------------- ---------------   -------------------
     0 -30 Days                                                               $0              $0
                                                          ----------------------- ---------------
     31-60 Days                                                               $0              $0
                                                          ----------------------- ---------------
     61-90 Days                                                               $0              $0                    $0
                                                          ----------------------- ---------------   -------------------
     91+ Days                                                                 $0              $0
                                                          ----------------------- ---------------
     Total accounts receivable/payable                                        $0              $0
                                                          ----------------------- ===============
     Allowance for doubtful accounts                                          $0
                                                          -----------------------
     Accounts receivable (net)                                                $0
                                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                        INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH                                $0
                                        ------------                                                         --------------
                                                            Add -
     Retail/Restaurants -                                     Net purchase                                              $0
                                                                                                             --------------
       Product for resale                         $0          Direct labor                                              $0
                                        -------------                                                        --------------
                                                              Manufacturing overhead                                    $0
                                                                                                             --------------
     Distribution -                                           Freight in                                                $0
                                                                                                             --------------
       Products for resale                        $0          Other:                                                    $0
                                        -------------                                                        --------------

                                                            ----------------------------------------------   --------------
     Manufacturer -
                                                            ----------------------------------------------   --------------
       Raw Materials                              $0
                                        -------------
       Work-in-progress                           $0        Less -
                                        -------------
       Finished goods                             $0          Inventory End of Month                                    $0
                                        -------------                                                        --------------
                                                              Shrinkage                                                 $0
                                                                                                             --------------
     Other - Explain                              $0          Personal Use                                              $0
                                        -------------                                                        --------------

     -----------------------------------
                                                            Cost of Goods Sold                                          $0
     -----------------------------------                                                                     ==============
         TOTAL                                    $0
                                        =============

     METHOD OF INVENTORY CONTROL                            INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]
     How often do you take a complete physical inventory?   Valuation methods -

                                                                FIFO cost                                          [ ]

       Weekly                                                   LIFO cost                                          [ ]
                               ---------
       Monthly                                                  Lower of cost or market                            [ ]
                               ---------
       Quarterly                                                Retail method                                      [ ]
                               ---------
       Semi-annually                                            Other                                              [ ]
                               ---------
       Annually                                                   Explain
                               ---------

Date of last physical inventory was Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
Machinery & Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Furniture & Fixtures -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Office Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Leasehold Improvements -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Vehicles -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                           0-30 DAYS  31-60 DAYS 61-90 DAYS 91+ DAYS    TOTAL
                                                        ---------  ---------- ---------- --------    -----
FEDERAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employee                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employer                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (FUTA)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL FEDERAL TAXES                                           $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
STATE AND LOCAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (UT)                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Disability Insurance (DI)                            $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Empl. Training Tax (ETT)                             $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Sales                                                $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Excise                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Real property                                        $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Personal property                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL STATE & LOCAL TAXES                                     $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL TAXES                                                   $0          $0         $0       $0       $0
                                                        =========  ========== ========== ========    =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                             CLAIMED  ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                   AMOUNT AMOUNT (b)
-------------------------------------------                  ------- ----------
         Secured claims  (a)                                     $0         $0
                                                             ------- ----------
         Priority claims other than taxes                        $0         $0
                                                             ------- ----------
         Priority tax claims                                     $0         $0
                                                             ------- ----------
         General unsecured claims                                $0         $0
                                                             ------- ----------

     (a)  List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                        ACCOUNT 1  ACCOUNT 2 ACCOUNT 3 ACCOUNT 4
                                                        ---------  --------- --------- ---------
Bank                                                      None
                                                        ---------  --------- --------- ---------
Account Type
                                                        ---------  --------- --------- ---------
Account No.
                                                        ---------  --------- --------- ---------
Account Purpose
                                                        ---------  --------- --------- ---------
Balance, End of Month
                                                        ---------  --------- --------- ---------
Total Funds on Hand for all Accounts                          $0
                                                        =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED    09/30/02
                                             ----------------

                                                                                    Actual            Cumulative
                                                                                Current Month       (Case to Date)
                                                                                -------------       --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                       $0                   $0
                                                                                -------------       --------------
2             Cash Received from Sales                                                    $0                   $0
                                                                                -------------       --------------
3             Interest Received                                                           $0                   $0
                                                                                -------------       --------------
4             Borrowings                                                                  $0                   $0
                                                                                -------------       --------------
5             Funds from Shareholders, Partners, or Other Insiders                        $0                   $0
                                                                                -------------       --------------
6             Capital Contributions                                                       $0                   $0
                                                                                -------------       --------------
7
              ------------------------------------------------------------      -------------       --------------
8
              ------------------------------------------------------------      -------------       --------------
9
              ------------------------------------------------------------      -------------       --------------
10
              ------------------------------------------------------------      -------------       --------------
11
              ------------------------------------------------------------      -------------       --------------
12                   TOTAL CASH RECEIPTS                                                  $0                   $0
                                                                                -------------       --------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                      $0                   $0
                                                                                -------------       --------------
14            Selling                                                                     $0                   $0
                                                                                -------------       --------------
15            Administrative                                                              $0                   $0
                                                                                -------------       --------------
16            Capital Expenditures                                                        $0                   $0
                                                                                -------------       --------------
17            Principal Payments on Debt                                                  $0                   $0
                                                                                -------------       --------------
18            Interest Paid                                                               $0                   $0
                                                                                -------------       --------------
              Rent/Lease:
19                   Personal Property                                                    $0                   $0
                                                                                -------------       --------------
20                   Real Property                                                        $0                   $0
                                                                                -------------       --------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                             $0                   $0
                                                                                -------------       --------------
22                   Draws                                                                $0                   $0
                                                                                -------------       --------------
23                   Commissions/Royalties                                                $0                   $0
                                                                                -------------       --------------
24                   Expense Reimbursements                                               $0                   $0
                                                                                -------------       --------------
25                   Other                                                                $0                   $0
                                                                                -------------       --------------
26            Salaries/Commissions (less employee withholding)                            $0                   $0
                                                                                -------------       --------------
27            Management Fees                                                             $0                   $0
                                                                                -------------       --------------
              Taxes:
28                   Employee Withholding                                                 $0                   $0
                                                                                -------------       --------------
29                   Employer Payroll Taxes                                               $0                   $0
                                                                                -------------       --------------
30                   Real Property Taxes                                                  $0                   $0
                                                                                -------------       --------------
31                   Other Taxes                                                          $0                   $0
                                                                                -------------       --------------
32            Other Cash Outflows:                                                        $0                   $0
                                                                                -------------       --------------
33
                     -----------------------------------------------------      -------------       --------------
34
                     -----------------------------------------------------      -------------       --------------
35
                     -----------------------------------------------------      -------------       --------------
36
                     -----------------------------------------------------      -------------       --------------
37
                     -----------------------------------------------------      -------------       --------------
38                   TOTAL CASH DISBURSEMENTS:                                            $0                   $0
                                                                                -------------       --------------
39   NET INCREASE (DECREASE) IN CASH                                                      $0                   $0
                                                                                -------------       --------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                    $0                   $0
                                                                                -------------       --------------
41   CASH BALANCE, END OF PERIOD                                                          $0                   $0
                                                                                =============       ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    09/30/02
                                          ----------------

                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   --------------
1          Cash Received from Sales                                                                          $0               $0
                                                                                                   -------------   --------------
2          Rent/Leases Collected                                                                             $0               $0
                                                                                                   -------------   --------------
3          Interest Received                                                                                 $0               $0
                                                                                                   -------------   --------------
4          Cash Paid to Suppliers                                                                            $0               $0
                                                                                                   -------------   --------------
5          Cash Paid for Selling Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
6          Cash Paid for Administrative Expenses                                                             $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Rents/Leases:
7               Personal Property                                                                            $0               $0
                                                                                                   -------------   --------------
8               Real Property                                                                                $0               $0
                                                                                                   -------------   --------------
9          Cash Paid for Interest                                                                            $0               $0
                                                                                                   -------------   --------------
10         Cash Paid for Net Payroll and Benefits                                                            $0               $0
                                                                                                   -------------   --------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                     $0               $0
                                                                                                   -------------   --------------
12              Draws                                                                                        $0               $0
                                                                                                   -------------   --------------
13              Commissions/Royalties                                                                        $0               $0
                                                                                                   -------------   --------------
14              Expense Reimbursements                                                                       $0               $0
                                                                                                   -------------   --------------
15              Other                                                                                        $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                         $0               $0
                                                                                                   -------------   --------------
17              Employee Withholdings                                                                        $0               $0
                                                                                                   -------------   --------------
18              Real Property Taxes                                                                          $0               $0
                                                                                                   -------------   --------------
19              Other Taxes                                                                                  $0               $0
                                                                                                   -------------   --------------
20         Cash Paid for General Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
21
           ---------------------------------------------------------------------------------       -------------   --------------
22
           ---------------------------------------------------------------------------------       -------------   --------------
23
           ---------------------------------------------------------------------------------       -------------   --------------
24
           ---------------------------------------------------------------------------------       -------------   --------------
25
           ---------------------------------------------------------------------------------       -------------   --------------
26
           ---------------------------------------------------------------------------------       -------------   --------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                 $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28         Interest Received on Cash Accumulated Due to Chp 11 Case                                          $0               $0
                                                                                                   -------------   --------------
29         Professional Fees Paid for Services in Connection with Chp 11 Case                                $0               $0
                                                                                                   -------------   --------------
30         U.S. Trustee Quarterly Fees                                                                       $0               $0
                                                                                                   -------------   --------------
31
           ---------------------------------------------------------------------------------       -------------   --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                             $0               $0
                                                                                                   -------------   --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34         Capital Expenditures                                                                              $0               $0
                                                                                                   -------------   --------------
35         Proceeds from Sales of Capital Goods due to Chp 11 Case                                           $0               $0
                                                                                                   -------------   --------------
36
           ---------------------------------------------------------------------------------       -------------   --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38         Net Borrowings (Except Insiders)                                                                  $0               $0
                                                                                                   -------------   --------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders                                     $0               $0
                                                                                                   -------------   --------------
40         Capital Contributions                                                                             $0               $0
                                                                                                   -------------   --------------
41         Principal Payments                                                                                $0               $0
                                                                                                   -------------   --------------
42
           ---------------------------------------------------------------------------------       -------------   --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                   -------------   --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                          $0               $0
                                                                                                   -------------   --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                   =============   ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Finance, Inc.               CASE NO.     01-53297
                                                        ------------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Sep-02                         PETITION DATE:    07/02/01
                ------------                                    ----------------

1.  Debtor in possession (or trustee) hereby submits this Monthly            [ ]
    Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

                                                                         END OF CURRENT      END OF PRIOR         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                             MONTH              MONTH                FILING
                                                                         --------------      ------------         ---------------

    a.  Current Assets                                                              $0                $0
                                                                         --------------      ------------
    b.  Total Assets                                                                $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Current Liabilities                                                         $0                $0
                                                                         --------------      ------------
    d.  Total Liabilities                                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  CURRENT MONTH      PRIOR MONTH           (CASE TO DATE)
                                                                         --------------      ------------         ---------------
    a.  Total Receipts                                                              $0                $0                      $0
                                                                         --------------      ------------         ---------------
    b.  Total Disbursements                                                         $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
    d.  Cash Balance Beginning of Month                                             $0                $0                      $0
                                                                         --------------      ------------         ---------------
    e.  Cash Balance End of Month (c + d)                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
                                                                          CURRENT MONTH      PRIOR MONTH          (CASE TO DATE)
                                                                         --------------      ------------         ---------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0                $0
                                                                         --------------      ------------
6.  POST-PETITION LIABILITIES                                                       $0                $0
                                                                         --------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $0                $0
                                                                         --------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                            YES            NO
                                                                                               ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the               [ ]            [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                      [ ]            [X]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                     [ ]            [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?                [ ]            [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                       [X]            [ ]
    liability?

13. Are a plan and disclosure statement on file?                                               [X](1)         [ ]

14. Was there any post-petition borrowing during this reporting period?                        [ ]            [X]

15. Check if paid: Post-petition taxes [ ];        U.S. Trustee Quarterly Fees [ ];  Check if filing is current for: Post-petition
    tax reporting and tax returns:     [ ].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  10/16/02                         /s/ Paul J. Weber
      ----------------------            ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                       For the Month Ended    09/30/02
                                          ----------------


        CURRENT MONTH
----------------------------
                                                                                                     CUMULATIVE      NEXT MONTH
ACTUAL   FORECAST   VARIANCE                                                                       (CASE TO DATE)     FORECAST
------   --------   --------                                                                       --------------    -----------
                                    REVENUES:
   $0         $0         $0       1   Gross Sales                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       2   less: Sales Returns & Allowances                                        $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       3   Net Sales                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       4   less: Cost of Goods Sold             (Schedule 'B')                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       5   Gross Profit                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       6   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       7   Other Income:                                                           $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
                                  8
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                  9
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      10       TOTAL REVENUES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
                                    EXPENSES:
   $0         $0         $0      11   Compensation to Owner(s)/Officer(s)                                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      12   Salaries                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      13   Commissions                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      14   Contract Labor                                                          $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      15   Rent/Lease:                                                             $0             $0
                                          Personal Property
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      16       Real Property                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      17   Insurance                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      18   Management Fees                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      19   Depreciation                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      20   Taxes:                                                                  $0             $0
                                          Employer Payroll Taxes
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      21       Real Property Taxes                                                 $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      22       Other Taxes                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      23   Other Selling                                                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      24   Other Administrative                                                    $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      25   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      26   Other Expenses:                                                         $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
   $0         $0         $0      27                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      28                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      29                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      30                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      31                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      32                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      33                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      34                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      35       TOTAL EXPENSES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      36 SUBTOTAL                                                                  $0             $0
------   --------   --------                                                                       --------------    -----------
                                    REORGANIZATION ITEMS:
   $0         $0         $0      37   Professional Fees                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      38   Provisions for Rejected Executory Contracts                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      39   Interest Earned on Accumulated Cash from                                $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Resulting Chp 11 Case
   $0         $0         $0      40   Gain or (Loss) from Sale of Equipment                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      41   U.S. Trustee Quarterly Fees                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      42                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      43        TOTAL REORGANIZATION ITEMS                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      45   Federal & State Income Taxes                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      46 NET PROFIT (LOSS)                                                         $0             $0
======   ========   ========                                                                       ==============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED     09/30/02
                                         -------------------

ASSETS

                                                                        FROM SCHEDULES           MARKET VALUE
                                                                        --------------           ------------
    CURRENT ASSETS
 1        Cash and cash equivalents - unrestricted                                                        $0
                                                                                                 ------------
 2        Cash and cash equivalents - restricted                                                          $0
                                                                                                 ------------
 3        Accounts receivable (net)                                           A                           $0
                                                                                                 ------------
 4        Inventory                                                           B                           $0
                                                                                                 ------------
 5        Prepaid expenses                                                                                $0
                                                                                                 ------------
 6        Professional retainers                                                                          $0
                                                                                                 ------------
 7        Other:                                                                                          $0
                    ----------------------------------------------                               ------------
 8
          --------------------------------------------------------                               ------------
 9                  TOTAL CURRENT ASSETS                                                                  $0
                                                                                                 ------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)
10        Real property                                                       C                           $0
                                                                                                 ------------
11        Machinery and equipment                                             D                           $0
                                                                                                 ------------
12        Furniture and fixtures                                              D                           $0
                                                                                                 ------------
13        Office equipment                                                    D                           $0
                                                                                                 ------------
14        Leasehold improvements                                              D                           $0
                                                                                                 ------------
15        Vehicles                                                            D                           $0
                                                                                                 ------------
16        Other:                                                              D                           $0
                    ----------------------------------------------                               ------------
17                                                                            D                           $0
          --------------------------------------------------------                               ------------
18                                                                            D                           $0
          --------------------------------------------------------                               ------------
19                                                                            D                           $0
          --------------------------------------------------------                               ------------
20                                                                            D                           $0
          --------------------------------------------------------                               ------------
21                  TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                                 ------------
    OTHER ASSETS
22        Loans to shareholders                                                                           $0
                                                                                                 ------------
23        Loans to affiliates                                                                             $0
                                                                                                 ------------
24
          --------------------------------------------------------                               ------------
25
          --------------------------------------------------------                               ------------
26
          --------------------------------------------------------                               ------------
27
          --------------------------------------------------------                               ------------
28                  TOTAL OTHER ASSETS                                                                    $0
                                                                                                 ------------
29                  TOTAL ASSETS                                                                          $0
                                                                                                 ============

     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
          POST-PETITION
                CURRENT LIABILITIES

30                        Salaries and wages                                                                                  $0
                                                                                                                   --------------
31                        Payroll taxes                                                                                       $0
                                                                                                                   --------------
32                        Real and personal property taxes                                                                    $0
                                                                                                                   --------------
33                        Income taxes                                                                                        $0
                                                                                                                   --------------
34                        Sales taxes                                                                                         $0
                                                                                                                   --------------
35                        Notes payable (short term)                                                                          $0
                                                                                                                   --------------
36                        Accounts payable (trade)                                                   A                        $0
                                                                                                                   --------------
37                        Real property lease arrearage                                                                       $0
                                                                                                                   --------------
38                        Personal property lease arrearage                                                                   $0
                                                                                                                   --------------
39                        Accrued professional fees                                                                           $0
                                                                                                                   --------------
40                        Current portion of long-term post-petition debt (due within 12 months)                              $0
                                                                                                                   --------------
41                        Other:                                                                                              $0
                                      ---------------------------------------------------                          --------------
42
                          ---------------------------------------------------------------                          --------------
43
                          ---------------------------------------------------------------                          --------------
44                        TOTAL CURRENT LIABILITIES                                                                           $0
                                                                                                                   --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                          $0
                                                                                                                   --------------
46                        TOTAL POST-PETITION LIABILITIES                                                                     $0
                                                                                                                   --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F                        $0
                                                                                                                   --------------
48                        Priority unsecured claims                                                  F                        $0
                                                                                                                   --------------
49                        General unsecured claims                                                   F                        $0
                                                                                                                   --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                                      $0
                                                                                                                   --------------
51                        TOTAL LIABILITIES                                                                                   $0
                                                                                                                   --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing                                                                 $0
                                                                                                                   --------------
53              Capital Stock                                                                                                 $0
                                                                                                                   --------------
54              Additional paid-in capital                                                                                    $0
                                                                                                                   --------------
55              Cumulative profit/(loss) since filing of case                                                                 $0
                                                                                                                   --------------
56              Post-petition contributions/(distributions) or (draws)                                                        $0
                                                                                                                   --------------
57
                          ---------------------------------------------------------------                          --------------
58              Market value adjustment                                                                                       $0
                                                                                                                   --------------
59                        TOTAL EQUITY (DEFICIT)                                                                              $0
                                                                                                                   --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                    $0
                                                                                                                   ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                            ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                           [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                          ----------------------- ---------------   -------------------
     0-30 Days                                                                $0              $0
                                                          ----------------------- ---------------
     31-60 Days                                                               $0              $0
                                                          ----------------------- ---------------
     61-90 Days                                                               $0              $0                    $0
                                                          ----------------------- ---------------   -------------------
     91+ Days                                                                 $0              $0
                                                          ----------------------- ---------------
     Total accounts receivable/payable                                        $0              $0
                                                          ----------------------- ===============
     Allowance for doubtful accounts                                          $0
                                                          -----------------------
     Accounts receivable (net)                                                $0
                                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                        INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH                                $0
                                        ------------                                                         --------------
                                                            Add -
     Retail/Restaurants -                                     Net purchase                                              $0
                                                                                                             --------------
       Product for resale                         $0          Direct labor                                              $0
                                        -------------                                                        --------------
                                                              Manufacturing overhead                                    $0
                                                                                                             --------------
     Distribution -                                           Freight in                                                $0
                                                                                                             --------------
       Products for resale                        $0          Other:                                                    $0
                                        -------------                                                        --------------

                                                            ----------------------------------------------   --------------
     Manufacturer -
                                                            ----------------------------------------------   --------------
       Raw Materials                              $0
                                        -------------
       Work-in-progress                           $0        Less -
                                        -------------
       Finished goods                             $0          Inventory End of Month                                    $0
                                        -------------                                                        --------------
                                                              Shrinkage                                                 $0
                                                                                                             --------------
     Other - Explain                              $0          Personal Use                                              $0
                                        -------------                                                        --------------

     -----------------------------------
                                                            Cost of Goods Sold                                          $0
     -----------------------------------                                                                     ==============
         TOTAL                                    $0
                                        =============

     METHOD OF INVENTORY CONTROL                            INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]
     How often do you take a complete physical inventory?   Valuation methods -

                                                                FIFO cost
                                                                                                              --------
       Weekly                                                   LIFO cost
                               ---------                                                                      --------
       Monthly                                                  Lower of cost or market
                               ---------                                                                      --------
       Quarterly                                                Retail method
                               ---------                                                                      --------
       Semi-annually                                            Other
                               ---------                                                                      --------
       Annually                                                   Explain
                               ---------

Date of last physical inventory was Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
Machinery & Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Furniture & Fixtures -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Office Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Leasehold Improvements -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Vehicles -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                           0-30 DAYS  31-60 DAYS 61-90 DAYS 91+ DAYS    TOTAL
                                                        ---------  ---------- ---------- --------    -----
FEDERAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employee                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employer                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (FUTA)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL FEDERAL TAXES                                           $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
STATE AND LOCAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (UT)                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Disability Insurance (DI)                            $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Empl. Training Tax (ETT)                             $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Sales                                                $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Excise                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Real property                                        $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Personal property                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL STATE & LOCAL TAXES                                     $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL TAXES                                                   $0          $0         $0       $0       $0
                                                        =========  ========== ========== ========    =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                             CLAIMED  ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                   AMOUNT AMOUNT (b)
-------------------------------------------                  ------- ----------
         Secured claims  (a)                                     $0         $0
                                                             ------- ----------
         Priority claims other than taxes                        $0         $0
                                                             ------- ----------
         Priority tax claims                                     $0         $0
                                                             ------- ----------
         General unsecured claims                                $0         $0
                                                             ------- ----------

     (a)  List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                        ACCOUNT 1  ACCOUNT 2 ACCOUNT 3 ACCOUNT 4
                                                        ---------  --------- --------- ---------
Bank                                                      None
                                                        ---------  --------- --------- ---------
Account Type
                                                        ---------  --------- --------- ---------
Account No.
                                                        ---------  --------- --------- ---------
Account Purpose
                                                        ---------  --------- --------- ---------
Balance, End of Month
                                                        ---------  --------- --------- ---------
Total Funds on Hand for all Accounts                          $0
                                                        =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED    09/30/02
                                             ----------------

                                                                                    Actual            Cumulative
                                                                                Current Month       (Case to Date)
                                                                                -------------       --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                       $0                   $0
                                                                                -------------       --------------
2             Cash Received from Sales                                                    $0                   $0
                                                                                -------------       --------------
3             Interest Received                                                           $0                   $0
                                                                                -------------       --------------
4             Borrowings                                                                  $0                   $0
                                                                                -------------       --------------
5             Funds from Shareholders, Partners, or Other Insiders                        $0                   $0
                                                                                -------------       --------------
6             Capital Contributions                                                       $0                   $0
                                                                                -------------       --------------
7
              ------------------------------------------------------------      -------------       --------------
8
              ------------------------------------------------------------      -------------       --------------
9
              ------------------------------------------------------------      -------------       --------------
10
              ------------------------------------------------------------      -------------       --------------
11
              ------------------------------------------------------------      -------------       --------------
12                   TOTAL CASH RECEIPTS                                                  $0                   $0
                                                                                -------------       --------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                      $0                   $0
                                                                                -------------       --------------
14            Selling                                                                     $0                   $0
                                                                                -------------       --------------
15            Administrative                                                              $0                   $0
                                                                                -------------       --------------
16            Capital Expenditures                                                        $0                   $0
                                                                                -------------       --------------
17            Principal Payments on Debt                                                  $0                   $0
                                                                                -------------       --------------
18            Interest Paid                                                               $0                   $0
                                                                                -------------       --------------
              Rent/Lease:
19                   Personal Property                                                    $0                   $0
                                                                                -------------       --------------
20                   Real Property                                                        $0                   $0
                                                                                -------------       --------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                             $0                   $0
                                                                                -------------       --------------
22                   Draws                                                                $0                   $0
                                                                                -------------       --------------
23                   Commissions/Royalties                                                $0                   $0
                                                                                -------------       --------------
24                   Expense Reimbursements                                               $0                   $0
                                                                                -------------       --------------
25                   Other                                                                $0                   $0
                                                                                -------------       --------------
26            Salaries/Commissions (less employee withholding)                            $0                   $0
                                                                                -------------       --------------
27            Management Fees                                                             $0                   $0
                                                                                -------------       --------------
              Taxes:
28                   Employee Withholding                                                 $0                   $0
                                                                                -------------       --------------
29                   Employer Payroll Taxes                                               $0                   $0
                                                                                -------------       --------------
30                   Real Property Taxes                                                  $0                   $0
                                                                                -------------       --------------
31                   Other Taxes                                                          $0                   $0
                                                                                -------------       --------------
32            Other Cash Outflows:                                                        $0                   $0
                                                                                -------------       --------------
33
                     -----------------------------------------------------      -------------       --------------
34
                     -----------------------------------------------------      -------------       --------------
35
                     -----------------------------------------------------      -------------       --------------
36
                     -----------------------------------------------------      -------------       --------------
37
                     -----------------------------------------------------      -------------       --------------
38                   TOTAL CASH DISBURSEMENTS:                                            $0                   $0
                                                                                -------------       --------------
39   NET INCREASE (DECREASE) IN CASH                                                      $0                   $0
                                                                                -------------       --------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                    $0                   $0
                                                                                -------------       --------------
41   CASH BALANCE, END OF PERIOD                                                          $0                   $0
                                                                                =============       ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    09/30/02
                                          ----------------

                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   --------------
1          Cash Received from Sales                                                                          $0               $0
                                                                                                   -------------   --------------
2          Rent/Leases Collected                                                                             $0               $0
                                                                                                   -------------   --------------
3          Interest Received                                                                                 $0               $0
                                                                                                   -------------   --------------
4          Cash Paid to Suppliers                                                                            $0               $0
                                                                                                   -------------   --------------
5          Cash Paid for Selling Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
6          Cash Paid for Administrative Expenses                                                             $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Rents/Leases:
7               Personal Property                                                                            $0               $0
                                                                                                   -------------   --------------
8               Real Property                                                                                $0               $0
                                                                                                   -------------   --------------
9          Cash Paid for Interest                                                                            $0               $0
                                                                                                   -------------   --------------
10         Cash Paid for Net Payroll and Benefits                                                            $0               $0
                                                                                                   -------------   --------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                     $0               $0
                                                                                                   -------------   --------------
12              Draws                                                                                        $0               $0
                                                                                                   -------------   --------------
13              Commissions/Royalties                                                                        $0               $0
                                                                                                   -------------   --------------
14              Expense Reimbursements                                                                       $0               $0
                                                                                                   -------------   --------------
15              Other                                                                                        $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                         $0               $0
                                                                                                   -------------   --------------
17              Employee Withholdings                                                                        $0               $0
                                                                                                   -------------   --------------
18              Real Property Taxes                                                                          $0               $0
                                                                                                   -------------   --------------
19              Other Taxes                                                                                  $0               $0
                                                                                                   -------------   --------------
20         Cash Paid for General Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
21
           ---------------------------------------------------------------------------------       -------------   --------------
22
           ---------------------------------------------------------------------------------       -------------   --------------
23
           ---------------------------------------------------------------------------------       -------------   --------------
24
           ---------------------------------------------------------------------------------       -------------   --------------
25
           ---------------------------------------------------------------------------------       -------------   --------------
26
           ---------------------------------------------------------------------------------       -------------   --------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                 $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28         Interest Received on Cash Accumulated Due to Chp 11 Case                                          $0               $0
                                                                                                   -------------   --------------
29         Professional Fees Paid for Services in Connection with Chp 11 Case                                $0               $0
                                                                                                   -------------   --------------
30         U.S. Trustee Quarterly Fees                                                                       $0               $0
                                                                                                   -------------   --------------
31
           ---------------------------------------------------------------------------------       -------------   --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                             $0               $0
                                                                                                   -------------   --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34         Capital Expenditures                                                                              $0               $0
                                                                                                   -------------   --------------
35         Proceeds from Sales of Capital Goods due to Chp 11 Case                                           $0               $0
                                                                                                   -------------   --------------
36
           ---------------------------------------------------------------------------------       -------------   --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38         Net Borrowings (Except Insiders)                                                                  $0               $0
                                                                                                   -------------   --------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders                                     $0               $0
                                                                                                   -------------   --------------
40         Capital Contributions                                                                             $0               $0
                                                                                                   -------------   --------------
41         Principal Payments                                                                                $0               $0
                                                                                                   -------------   --------------
42
           ---------------------------------------------------------------------------------       -------------   --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                   -------------   --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                          $0               $0
                                                                                                   -------------   --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                   =============   ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom DC, L.L.C                  CASE NO.     01-53300
                                                        ------------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Sep-02                         PETITION DATE:    07/02/01
                ------------                                    ----------------

1.  Debtor in possession (or trustee) hereby submits this Monthly            [ ]
    Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash
    Basis of Accounting for the Debtor). Dollars reported in $1


                                                                         END OF CURRENT      END OF PRIOR         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                             MONTH              MONTH               FILING(1)
                                                                         --------------      ------------         ---------------

    a.  Current Assets                                                              $0                $0
                                                                         --------------      ------------
    b.  Total Assets                                                          $747,656          $747,656            $180,022,607
                                                                         --------------      ------------         ---------------
    c.  Current Liabilities                                                    $35,937           $35,937
                                                                         --------------      ------------
    d.  Total Liabilities                                                 $173,539,004       $173,539,004           $180,367,549
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  CURRENT MONTH      PRIOR MONTH           (CASE TO DATE)
                                                                         --------------      ------------         ---------------
    a.  Total Receipts                                                              $0                $0                      $0
                                                                         --------------      ------------         ---------------
    b.  Total Disbursements                                                         $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
    d.  Cash Balance Beginning of Month                                             $0                $0                      $0
                                                                         --------------      ------------         ---------------
    e.  Cash Balance End of Month (c + d)                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
                                                                          CURRENT MONTH      PRIOR MONTH          (CASE TO DATE)
                                                                         --------------      ------------         ---------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                  $0                $0           ($179,331,118)
                                                                         --------------      ------------         ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0                $0
                                                                         --------------      ------------
6.  POST-PETITION LIABILITIES                                                  $35,937           $35,937
                                                                         --------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $0                $0
                                                                         --------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                            YES            NO
                                                                                               ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the               [ ]            [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                      [ ]            [X]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                     [ ]            [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?                [ ]            [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                       [X]            [ ]
    liability?

13. Are a plan and disclosure statement on file?                                               [X](2)         [ ]

14. Was there any post-petition borrowing during this reporting period?                        [ ]            [X]

15. Check if paid: Post-petition taxes [3];        U.S. Trustee Quarterly Fees [ ];  Check if filing is current for: Post-petition
    tax reporting and tax returns:     [ ].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) AS FILED WITH THE BANKRUPTCY COURT IN THE DEBTOR'S SCHEDULE OF ASSETS AND LIABILITIES.

(2) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

(3) POST-PETITIION TAXES ARE ACCRUED, ESTIMATED SALES TAXES ARE RELATED TO THE SALE OF THE DEBTOR'S ASSETS TO AERIE NETWORKS. DEBTORS IS CURRENTLY DISPUTING THESE TAXES WITH THE BANKRUPTCY COURT.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  10/16/02                         /s/ Paul J. Weber
      ----------------------            ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                       For the Month Ended    09/30/02
                                          ----------------


        CURRENT MONTH
----------------------------
                                                                                                     CUMULATIVE      NEXT MONTH
ACTUAL   FORECAST   VARIANCE                                                                       (CASE TO DATE)     FORECAST
------   --------   --------                                                                       --------------    -----------
                                    REVENUES:
   $0       n/a        n/a        1   Gross Sales                                                             $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a        2   less: Sales Returns & Allowances                                        $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a        3   Net Sales                                                               $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a        4   less: Cost of Goods Sold             (Schedule 'B')                     $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a        5   Gross Profit                                                            $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a        6   Interest                                                                $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a        7   Other Income:                                                           $0          n/a
------   --------   --------                                -----------------------------------    --------------    -----------
                                  8
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                  9
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0       n/a        n/a       10       TOTAL REVENUES                                                      $0          n/a
------   --------   --------                                                                       --------------    -----------
                                   EXPENSES:
   $0       n/a        n/a       11   Compensation to Owner(s)/Officer(s)                                     $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       12   Salaries                                                                $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       13   Commissions                                                             $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       14   Contract Labor                                                          $0          n/a
------   --------   --------                                                                       --------------    -----------
                                      Rent/Lease:
   $0       n/a        n/a       15       Personal Property                                                   $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       16       Real Property                                                       $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       17   Insurance                                                               $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       18   Management Fees                                                         $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       19   Depreciation                                                            $0          n/a
------   --------   --------                                                                       --------------    -----------
                                      Taxes:
   $0       n/a        n/a       20       Employer Payroll Taxes                                              $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       21       Real Property Taxes                                                 $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       22       Other Taxes                                                         $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       23   Other Selling                                                           $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       24   Other Administrative                                                    $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       25   Interest                                                                $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       26   Other Expenses:                                                         $0          n/a
------   --------   --------                                -----------------------------------    --------------    -----------
                                 27
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                 28
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                 29
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                 30
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                 31
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                 32
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                 33
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                 34
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0       n/a        n/a       35       TOTAL EXPENSES                                                      $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       36 SUBTOTAL                                                                  $0          n/a
------   --------   --------                                                                       --------------    -----------
                                    REORGANIZATION ITEMS:
   $0       n/a        n/a       37   Professional Fees                                                       $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       38   Provisions for Rejected Executory Contracts                             $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       39   Interest Earned on Accumulated Cash from                                $0          n/a
------   --------   --------                                                                       --------------    -----------
                                      Resulting Chp 11 Case
   $0       n/a        n/a       40   Gain or (Loss) from Sale of Equipment(1)                     ($179,164,338)         n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       41   U.S. Trustee Quarterly Fees                                             $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       42   Pre-petition California sales tax liabilities                    ($166,780)         n/a
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0       n/a        n/a       43        TOTAL REORGANIZATION ITEMS                              ($179,331,118)         n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                ($179,331,118)         n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       45   Federal & State Income Taxes                                            $0          n/a
------   --------   --------                                                                       --------------    -----------
   $0       n/a        n/a       46 NET PROFIT (LOSS)                                              ($179,331,118)         n/a
======   ========   ========                                                                       ==============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTE:

(1)     To record the loss on the sale of assets to Aerie Networks

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED     09/30/02
                                         -------------------

ASSETS

                                                                        FROM SCHEDULES            BOOK VALUE
                                                                        --------------           ------------
    CURRENT ASSETS
 1        Cash and cash equivalents - unrestricted                                                        $0
                                                                                                 ------------
 2        Cash and cash equivalents - restricted                                                          $0
                                                                                                 ------------
 3        Accounts receivable (net)                                           A                           $0
                                                                                                 ------------
 4        Inventory                                                           B                           $0
                                                                                                 ------------
 5        Prepaid expenses                                                                                $0
                                                                                                 ------------
 6        Professional retainers                                                                          $0
                                                                                                 ------------
 7        Other:                                                                                          $0
                    ----------------------------------------------                               ------------
 8
          --------------------------------------------------------                               ------------
 9                  TOTAL CURRENT ASSETS                                                                  $0
                                                                                                 ------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)
10        Real property                                                       C                           $0
                                                                                                 ------------
11        Machinery and equipment                                             D                           $0
                                                                                                 ------------
12        Furniture and fixtures                                              D                           $0
                                                                                                 ------------
13        Office equipment                                                    D                           $0
                                                                                                 ------------
14        Leasehold improvements                                              D                           $0
                                                                                                 ------------
15        Vehicles                                                            D                           $0
                                                                                                 ------------
16        Other:                                                              D                           $0
                    ----------------------------------------------                               ------------
17                                                                            D
          --------------------------------------------------------                               ------------
18                                                                            D
          --------------------------------------------------------                               ------------
19                                                                            D
          --------------------------------------------------------                               ------------
20                                                                            D
          --------------------------------------------------------                               ------------
21                  TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                                 ------------
    OTHER ASSETS
22        Loans to shareholders                                                                           $0
                                                                                                 ------------
23        Loans to affiliates                                                                             $0
                                                                                                 ------------
24        Intercompany-Metricom., the parent company                                                $747,656
          --------------------------------------------------------                               ------------
25
          --------------------------------------------------------                               ------------
26
          --------------------------------------------------------                               ------------
27
          --------------------------------------------------------                               ------------
28                  TOTAL OTHER ASSETS                                                              $747,656
                                                                                                 ------------
29                  TOTAL ASSETS                                                                    $747,656
                                                                                                 ============

     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

          Book value of assets had been reported above. No valuation of the Debtor's assets has been made at this time.

                             LIABILITIES AND EQUITY
                            (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
          POST-PETITION
                CURRENT LIABILITIES

30                        Salaries and wages                                                                                  $0
                                                                                                                   --------------
31                        Payroll taxes                                                                                       $0
                                                                                                                   --------------
32                        Real and personal property taxes                                                                    $0
                                                                                                                   --------------
33                        Income taxes                                                                                        $0
                                                                                                                   --------------
34                        Sales taxes                                                                                    $35,937
                                                                                                                   --------------
35                        Notes payable (short term)                                                                          $0
                                                                                                                   --------------
36                        Accounts payable (trade)                                                   A                        $0
                                                                                                                   --------------
37                        Real property lease arrearage                                                                       $0
                                                                                                                   --------------
38                        Personal property lease arrearage                                                                   $0
                                                                                                                   --------------
39                        Accrued professional fees                                                                           $0
                                                                                                                   --------------
40                        Current portion of long-term post-petition debt (due within 12 months)                              $0
                                                                                                                   --------------
41                        Other:
                                      ---------------------------------------------------                          --------------
42
                          ---------------------------------------------------------------                          --------------
43
                          ---------------------------------------------------------------                          --------------
44                        TOTAL CURRENT LIABILITIES                                                                      $35,937
                                                                                                                   --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                          $0
                                                                                                                   --------------
46                        TOTAL POST-PETITION LIABILITIES                                                                $35,937
                                                                                                                   --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT) - See page 7 of 9
47                        Secured claims                                                             F                        $0
                                                                                                                   --------------
48                        Priority unsecured claims                                                  F                        $0
                                                                                                                   --------------
49                        General unsecured claims(1)                                                F              $173,503,067
                                                                                                                   --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                            $173,503,067
                                                                                                                   --------------
51                        TOTAL LIABILITIES                                                                         $173,539,004
                                                                                                                   --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing(1)                                                      $1,354,797
                                                                                                                   --------------
53              Capital Stock                                                                                         $5,184,973
                                                                                                                   --------------
54              Additional paid-in capital
                                                                                                                   --------------
55              Cumulative profit/(loss) since filing of case                                                      ($179,331,118)
                                                                                                                   --------------
56              Post-petition contributions/(distributions) or (draws)
                                                                                                                   --------------
57
                          ---------------------------------------------------------------                          --------------
58              Market value adjustment
                                                                                                                   --------------
59                        TOTAL EQUITY (DEFICIT)                                                                   ($172,791,348)
                                                                                                                   --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                              $747,656
                                                                                                                   ==============

NOTE: (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee charged by Metricom Inc., the Debtor's parent company.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                            ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                           [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                          ----------------------- ---------------   -------------------
     0-30 Days                                                                $0              $0
                                                          ----------------------- ---------------
     31-60 Days                                                               $0              $0
                                                          ----------------------- ---------------
     61-90 Days                                                               $0              $0                    $0
                                                          ----------------------- ---------------   -------------------
     91+ Days                                                                 $0              $0
                                                          ----------------------- ---------------
     Total accounts receivable/payable                                        $0              $0
                                                          ----------------------- ===============
     Allowance for doubtful accounts                                          $0
                                                          -----------------------
     Accounts receivable (net)                                                $0
                                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                        INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH                                $0
                                        ------------                                                         --------------
                                                            Add -
     Retail/Restaurants -                                     Net purchase                                              $0
                                                                                                             --------------
       Product for resale                         $0          Direct labor                                              $0
                                        -------------                                                        --------------
                                                              Manufacturing overhead                                    $0
                                                                                                             --------------
     Distribution -                                           Freight in                                                $0
                                                                                                             --------------
       Products for resale                        $0          Other:                                                    $0
                                        -------------                                                        --------------

                                                            ----------------------------------------------   --------------
     Manufacturer -
                                                            ----------------------------------------------   --------------
       Raw Materials                              $0
                                        -------------
       Work-in-progress                           $0        Less -
                                        -------------
       Finished goods                             $0          Inventory End of Month                                    $0
                                        -------------                                                        --------------
                                                              Shrinkage                                                 $0
                                                                                                             --------------
     Other - Explain                              $0          Personal Use                                              $0
                                        -------------                                                        --------------

     -----------------------------------
                                                            Cost of Goods Sold                                          $0
     -----------------------------------                                                                     ==============
         TOTAL                                    $0
                                        =============

     METHOD OF INVENTORY CONTROL                            INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]
     How often do you take a complete physical inventory?   Valuation methods -

                                                                FIFO cost
                                                                                                                  ---
       Weekly                                                   LIFO cost
                               ---------                                                                          ---
       Monthly                                                  Lower of cost or market
                               ---------                                                                          ---
       Quarterly                                                Retail method
                               ---------                                                                          ---
       Semi-annually                                            Other
                               ---------                                                                          ---
       Annually                                                   Explain
                               ---------

Date of last physical inventory was Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                COST      NET BOOK VALUE
                                                                                           ----      --------------
Machinery & Equipment -

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Furniture & Fixtures -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Office Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Leasehold Improvements -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Vehicles -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                           0-30 DAYS  31-60 DAYS 61-90 DAYS 91+ DAYS     TOTAL
                                                        ---------  ---------- ---------- --------    --------
FEDERAL
         Income Tax Withholding                                                                           $0
                                                        ---------  ---------- ---------- --------    --------
         FICA - Employee                                                                                  $0
                                                        ---------  ---------- ---------- --------    --------
         FICA - Employer                                                                                  $0
                                                        ---------  ---------- ---------- --------    --------
         Unemployment (FUTA)                                                                              $0
                                                        ---------  ---------- ---------- --------    --------
         Income                                                                                           $0
                                                        ---------  ---------- ---------- --------    --------
         Other (Attach List)                                                                              $0
                                                        ---------  ---------- ---------- --------    --------
TOTAL FEDERAL TAXES                                           $0          $0         $0       $0          $0
                                                        ---------  ---------- ---------- --------    --------
STATE AND LOCAL
         Income Tax Withholding                                                                           $0
                                                        ---------  ---------- ---------- --------    --------
         Unemployment (UT)                                                                                $0
                                                        ---------  ---------- ---------- --------    --------
         Disability Insurance (DI)                                                                        $0
                                                        ---------  ---------- ---------- --------    --------
         Empl. Training Tax (ETT)                                                                         $0
                                                        ---------  ---------- ---------- --------    --------
         Sales                                                                           $35,937     $35,937
                                                        ---------  ---------- ---------- --------    ---------
         Excise                                                                                           $0
                                                        ---------  ---------- ---------- --------    --------
         Real property                                                                                    $0
                                                        ---------  ---------- ---------- --------    --------
         Personal property                                                                                $0
                                                        ---------  ---------- ---------- --------    --------
         Income                                                                                           $0
                                                        ---------  ---------- ---------- --------    --------
         Other (Attach List)                                                                              $0
                                                        ---------  ---------- ---------- --------    --------
TOTAL STATE & LOCAL TAXES                                     $0          $0         $0  $35,937     $35,937
                                                        ---------  ---------- ---------- --------    --------
TOTAL TAXES                                                   $0          $0         $0  $35,937     $35,937
                                                        =========  ========== ========== ========    ========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                          CLAIMED     ALLOWED
                                                          AMOUNT      AMOUNT (b)
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                 (1)          (2)
-------------------------------------------            ------------- ------------
         Secured claims(a)                                      $0             $0
                                                       ------------- ------------
         Priority claims other than taxes                       $0             $0
                                                       ------------- ------------
         Priority tax claims                                $25,122            $0
                                                       ------------- -------------
         General unsecured claims                      $180,342,426  $173,503,067
                                                       ------------- -------------

     (a)  List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

     (1) As reported on the Schedule of Assets and Liabilities filed on July 27, 2001.

     (2) As maintained on the Debtor's Balance Sheet at the Month End Close of July 31, 2001. This general unsecured claim represents an intercompany payable to Metricom, Inc. The change in the payable from the claimed amount to the allowed amount is due to certain accounting changes due to intercompany transactions. The allowed amount is an estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                     ACCOUNT 1            ACCOUNT 2            ACCOUNT 3            ACCOUNT 4
                                                 -----------------    -----------------    -----------------    -----------------
Bank                                             Wells Fargo LLC
                                                 -----------------    -----------------    -----------------    -----------------
Account Type                                     General Banking
                                                 -----------------    -----------------    -----------------    -----------------
Account No.                                      4487-099655
                                                 -----------------    -----------------    -----------------    -----------------
Account Purpose                                  General Banking
                                                 -----------------    -----------------    -----------------    -----------------
Balance, End of Month                                         $0
                                                 -----------------    -----------------    -----------------    -----------------
Total Funds on Hand for all Accounts                          $0
                                                 =================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED    09/30/02
                                             ----------------

                                                                                    Actual            Cumulative
                                                                                Current Month       (Case to Date)
                                                                                -------------       --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                       $0                   $0
                                                                                -------------       --------------
2             Cash Received from Sales                                                    $0                   $0
                                                                                -------------       --------------
3             Interest Received                                                           $0                   $0
                                                                                -------------       --------------
4             Borrowings                                                                  $0                   $0
                                                                                -------------       --------------
5             Funds from Shareholders, Partners, or Other Insiders                        $0                   $0
                                                                                -------------       --------------
6             Capital Contributions                                                       $0                   $0
                                                                                -------------       --------------
7
              ------------------------------------------------------------      -------------       --------------
8
              ------------------------------------------------------------      -------------       --------------
9
              ------------------------------------------------------------      -------------       --------------
10
              ------------------------------------------------------------      -------------       --------------
11
              ------------------------------------------------------------      -------------       --------------
12                   TOTAL CASH RECEIPTS                                                  $0                   $0
                                                                                -------------       --------------
     CASH DISBURSEMENTS
13            Payments for Inventory
                                                                                -------------       --------------
14            Selling                                                                     $0                   $0
                                                                                -------------       --------------
15            Administrative                                                              $0                   $0
                                                                                -------------       --------------
16            Capital Expenditures                                                        $0                   $0
                                                                                -------------       --------------
17            Principal Payments on Debt                                                  $0                   $0
                                                                                -------------       --------------
18            Interest Paid                                                               $0                   $0
                                                                                -------------       --------------
              Rent/Lease:
19                   Personal Property                                                    $0                   $0
                                                                                -------------       --------------
20                   Real Property                                                        $0                   $0
                                                                                -------------       --------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                             $0                   $0
                                                                                -------------       --------------
22                   Draws                                                                $0                   $0
                                                                                -------------       --------------
23                   Commissions/Royalties                                                $0                   $0
                                                                                -------------       --------------
24                   Expense Reimbursements                                               $0                   $0
                                                                                -------------       --------------
25                   Other                                                                $0                   $0
                                                                                -------------       --------------
26            Salaries/Commissions (less employee withholding)                            $0                   $0
                                                                                -------------       --------------
27            Management Fees                                                             $0                   $0
                                                                                -------------       --------------
              Taxes:
28                   Employee Withholding                                                 $0                   $0
                                                                                -------------       --------------
29                   Employer Payroll Taxes                                               $0                   $0
                                                                                -------------       --------------
30                   Real Property Taxes                                                  $0                   $0
                                                                                -------------       --------------
31                   Other Taxes                                                          $0                   $0
                                                                                -------------       --------------
32            Other Cash Outflows:                                                        $0                   $0
                                                                                -------------       --------------
33
                     -----------------------------------------------------      -------------       --------------
34
                     -----------------------------------------------------      -------------       --------------
35
                     -----------------------------------------------------      -------------       --------------
36
                     -----------------------------------------------------      -------------       --------------
37
                     -----------------------------------------------------      -------------       --------------
38                   TOTAL CASH DISBURSEMENTS:                                            $0                   $0
                                                                                -------------       --------------
39   NET INCREASE (DECREASE) IN CASH                                                      $0                   $0
                                                                                -------------       --------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                    $0                   $0
                                                                                -------------       --------------
41   CASH BALANCE, END OF PERIOD                                                          $0                   $0
                                                                                =============       ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    09/30/02
                                          ----------------

                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   --------------
1          Cash Received from Sales                                                                          $0               $0
                                                                                                   -------------   --------------
2          Rent/Leases Collected                                                                             $0               $0
                                                                                                   -------------   --------------
3          Interest Received                                                                                 $0               $0
                                                                                                   -------------   --------------
4          Cash Paid to Suppliers                                                                            $0               $0
                                                                                                   -------------   --------------
5          Cash Paid for Selling Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
6          Cash Paid for Administrative Expenses                                                             $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Rents/Leases:
7               Personal Property                                                                            $0               $0
                                                                                                   -------------   --------------
8               Real Property                                                                                $0               $0
                                                                                                   -------------   --------------
9          Cash Paid for Interest                                                                            $0               $0
                                                                                                   -------------   --------------
10         Cash Paid for Net Payroll and Benefits                                                            $0               $0
                                                                                                   -------------   --------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                     $0               $0
                                                                                                   -------------   --------------
12              Draws                                                                                        $0               $0
                                                                                                   -------------   --------------
13              Commissions/Royalties                                                                        $0               $0
                                                                                                   -------------   --------------
14              Expense Reimbursements                                                                       $0               $0
                                                                                                   -------------   --------------
15              Other                                                                                        $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                         $0               $0
                                                                                                   -------------   --------------
17              Employee Withholdings                                                                        $0               $0
                                                                                                   -------------   --------------
18              Real Property Taxes                                                                          $0               $0
                                                                                                   -------------   --------------
19              Other Taxes                                                                                  $0               $0
                                                                                                   -------------   --------------
20         Cash Paid for General Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
21
           ---------------------------------------------------------------------------------       -------------   --------------
22
           ---------------------------------------------------------------------------------       -------------   --------------
23
           ---------------------------------------------------------------------------------       -------------   --------------
24
           ---------------------------------------------------------------------------------       -------------   --------------
25
           ---------------------------------------------------------------------------------       -------------   --------------
26
           ---------------------------------------------------------------------------------       -------------   --------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                 $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28         Interest Received on Cash Accumulated Due to Chp 11 Case                                          $0               $0
                                                                                                   -------------   --------------
29         Professional Fees Paid for Services in Connection with Chp 11 Case                                $0               $0
                                                                                                   -------------   --------------
30         U.S. Trustee Quarterly Fees                                                                       $0               $0
                                                                                                   -------------   --------------
31
           ---------------------------------------------------------------------------------       -------------   --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                             $0               $0
                                                                                                   -------------   --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34         Capital Expenditures                                                                              $0               $0
                                                                                                   -------------   --------------
35         Proceeds from Sales of Capital Goods due to Chp 11 Case                                           $0               $0
                                                                                                   -------------   --------------
36
           ---------------------------------------------------------------------------------       -------------   --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38         Net Borrowings (Except Insiders)                                                                  $0               $0
                                                                                                   -------------   --------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders                                     $0               $0
                                                                                                   -------------   --------------
40         Capital Contributions                                                                             $0               $0
                                                                                                   -------------   --------------
41         Principal Payments                                                                                $0               $0
                                                                                                   -------------   --------------
42
           ---------------------------------------------------------------------------------       -------------   --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                   -------------   --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                          $0               $0
                                                                                                   -------------   --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                   =============   ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Inc.                        CASE NO.     01-53291
                                                        ------------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Sep-02                         PETITION DATE:    07/02/01
                ------------                                    ----------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting      [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor). Dollars reported in $1

                                                                         END OF CURRENT      END OF PRIOR         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                             MONTH              MONTH                FILING
                                                                         --------------      ------------         ---------------

    a.  Current Assets                                                     $82,424,847       $140,134,038
                                                                         --------------      ------------
    b.  Total Assets                                                      $256,613,807       $314,728,686            $922,513,084
                                                                         --------------      ------------         ---------------
    c.  Current Liabilities                                                 $3,473,378         $2,599,223
                                                                         --------------      ------------
    d.  Total Liabilities                                                 $283,430,188       $336,294,424            $340,671,459
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  CURRENT MONTH      PRIOR MONTH           (CASE TO DATE)
                                                                         --------------      ------------         ---------------
    a.  Total Receipts                                                        $416,906           $225,941             $18,806,982
                                                                         --------------      ------------         ---------------
    b.  Total Disbursements                                                $58,258,189           $677,538            $131,511,789
                                                                         --------------      ------------         ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)        ($57,841,283)         ($451,597)           ($112,704,807)
                                                                         --------------      ------------         ---------------
    d.  Cash Balance Beginning of Month                                   $132,467,472       $132,919,069            $187,330,996
                                                                         --------------      ------------         ---------------
    e.  Cash Balance End of Month (c + d)                                  $74,626,189       $132,467,472             $74,626,189
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
                                                                          CURRENT MONTH      PRIOR MONTH          (CASE TO DATE)
                                                                         --------------      ------------         ---------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                         ($5,218,559)         ($567,470)          ($577,680,303)
                                                                         --------------      ------------         ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                             $5,204,590         $5,204,690
                                                                         --------------      ------------
6.  POST-PETITION LIABILITIES                                               $3,473,378         $2,599,223
                                                                         --------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                    $584,454           $535,259
                                                                         --------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                            YES            NO
                                                                                               ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the               [X]            [ ]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                      [X]            [ ]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                     [X]            [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?                [ ]            [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                       [X]            [ ]
    liability?

13. Are a plan and disclosure statement on file?                                               [X](2)         [ ]

14. Was there any post-petition borrowing during this reporting period?                        [ ]            [X]

15. Check if paid: Post-petition taxes [(3)];      U.S. Trustee Quarterly Fees [X];  Check if filing is current for: Post-petition
    tax reporting and tax returns:     [X].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1)     AS MAINTAINED ON THE DEBTOR'S BOOKS.

(2) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

(3) POST-PETITION TAXES ARE ACCRUED, ESTIMATED SALES TAXES ARE RELATED TO THE SALE OF THE DEBTOR'S ASSETS TO AERIE NETWORKS. DEBTORS IS CURRENTLY DISPUTING THESE TAXES WITH THE BANKRUPTCY COURT.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  10/16/02                         /s/ Paul J. Weber
      ----------------------            ----------------------------------------
                                        Responsible Individual

SUMMARY OF FINANCIAL STATUS
QUESTION 8

PAYEE                                                PAYMT DATE          AMOUNT PAID                       COMMENTS
Aeronet Worldwide                                     9/23/2002              $5,298.00     Warehouse Payment per Plan
Conroy'S Flowers F56 San Jose                         9/23/2002                 $77.86     Administrative Disbursement
Keystone Towers                                       9/23/2002             $40,052.00     Warehouse Payment per Plan
Richochet Networks, Inc.                              9/23/2002             $39,813.13     Warehouse Payment per Plan
Sprint North Supply                                   9/23/2002              $1,434.00     Warehouse Payment per Plan
Sterling Moving & Storage, Inc                        9/23/2002              $2,234.00     Trade Settlement -1st Distribution
Tower Resource Mgmt Agent For Public Storage          9/23/2002              $5,612.90     Warehouse Payment per Plan
Bank One N.A.                                         9/24/2002         $43,107,343.99     Bonds Settlement
General Dynamics Government Systems Corp              9/24/2002          $1,094,800.00     Trade Settlement -1st Distribution
Whalen & Company, Inc.                                9/24/2002          $6,099,600.00     Trade Settlement -1st Distribution
Al Cary                                               9/26/2002              $1,000.00     Subscribers Settlement -1st Distribution
Alan E Ostman                                         9/26/2002                $317.12     Subscribers Settlement -1st Distribution
Alfred Schickentanz                                   9/26/2002                $183.95     Subscribers Settlement -1st Distribution
Amy Liew                                              9/26/2002                $130.82     Subscribers Settlement -1st Distribution
Andrew & Nancy Wallach                                9/26/2002                $160.71     Subscribers Settlement -1st Distribution
Andrew C Argosino                                     9/26/2002                $474.00     Subscribers Settlement -1st Distribution
Andy Lee                                              9/26/2002                 $90.00     Subscribers Settlement -1st Distribution
Anhviet Q Nguyen                                      9/26/2002                $299.00     Subscribers Settlement -1st Distribution
Anne Bennett                                          9/26/2002                $376.95     Subscribers Settlement -1st Distribution
Applied Micro Technology                              9/26/2002                $124.60     Subscribers Settlement -1st Distribution
Barry A Diamond                                       9/26/2002                $275.00     Subscribers Settlement -1st Distribution
Beverly D Junginger                                   9/26/2002                $119.34     Subscribers Settlement -1st Distribution
Beverly Saner                                         9/26/2002                $482.20     Subscribers Settlement -1st Distribution
Bill Boender                                          9/26/2002                $396.14     Subscribers Settlement -1st Distribution
Bob Jacobsen                                          9/26/2002                $140.00     Subscribers Settlement -1st Distribution
Bob Kovich                                            9/26/2002                $300.00     Subscribers Settlement -1st Distribution
Bob Vaughan                                           9/26/2002                $150.00     Subscribers Settlement -1st Distribution
Brendan Nelson                                        9/26/2002                $299.00     Subscribers Settlement -1st Distribution
Brian E Feaster                                       9/26/2002                $239.40     Subscribers Settlement -1st Distribution
Bruce Bagamery                                        9/26/2002                $257.21     Subscribers Settlement -1st Distribution
Burt Taylor                                           9/26/2002                $200.00     Subscribers Settlement -1st Distribution
California School Employees Association               9/26/2002                $359.00     Subscribers Settlement -1st Distribution
Calvin K Gee                                          9/26/2002                $851.25     Subscribers Settlement -1st Distribution
Canpartners Investments Iv Llc                        9/26/2002          $1,195,509.87     Trade Settlement -1st Distribution
Cansystems Inc                                        9/26/2002                $411.41     Subscribers Settlement -1st Distribution
Carol Mar                                             9/26/2002                $438.00     Subscribers Settlement -1st Distribution
Cecilia Chu                                           9/26/2002                $329.00     Subscribers Settlement -1st Distribution
Celeste Berg                                          9/26/2002                $142.68     Subscribers Settlement -1st Distribution
Charles Chapin                                        9/26/2002                $359.00     Subscribers Settlement -1st Distribution
Charles Goetschel                                     9/26/2002                $119.80     Subscribers Settlement -1st Distribution
Charles Kirsch                                        9/26/2002                $299.00     Subscribers Settlement -1st Distribution
Chuck R Konrad                                        9/26/2002                $350.00     Subscribers Settlement -1st Distribution
Cingular Interactive                                  9/26/2002              $3,425.55     Subscribers Settlement -1st Distribution
Cit Technologies Inc  Dba                             9/26/2002             $27,828.32     Trade Settlement -1st Distribution
City And County Of San Francisco                      9/26/2002             $31,463.00     Ordered Administrative Payment
Clifford Young                                        9/26/2002                $200.00     Subscribers Settlement -1st Distribution
Colbert Tang                                          9/26/2002                $150.00     Subscribers Settlement -1st Distribution
Contra Costa Newspaper                                9/26/2002                $941.85     Subscribers Settlement -1st Distribution
Corporation For National                              9/26/2002                $299.00     Subscribers Settlement -1st Distribution

SUMMARY OF FINANCIAL STATUS
QUESTION 8

PAYEE                                                PAYMT DATE          AMOUNT PAID                       COMMENTS

County Of San Mateo Dept Of Public Works              9/26/2002                $135.70     Subscribers Settlement -1st Distribution
Craig K Harmer                                        9/26/2002                $104.65     Subscribers Settlement -1st Distribution
Damon Schechter                                       9/26/2002                $209.23     Subscribers Settlement -1st Distribution
Daniel Bean                                           9/26/2002              $1,543.00     Subscribers Settlement -1st Distribution
Daniel Camp                                           9/26/2002                $299.00     Subscribers Settlement -1st Distribution
Daniel M Maisler                                      9/26/2002                $745.61     Subscribers Settlement -1st Distribution
Dave Cullins                                          9/26/2002                $299.00     Subscribers Settlement -1st Distribution
David  Dill                                           9/26/2002                $124.58     Subscribers Settlement -1st Distribution
David D Wong                                          9/26/2002                $187.95     Subscribers Settlement -1st Distribution
David Jung                                            9/26/2002                $942.62     Subscribers Settlement -1st Distribution
David M Bao                                           9/26/2002                 $59.95     Subscribers Settlement -1st Distribution
Donald H Hadley Llc                                   9/26/2002                $208.09     Subscribers Settlement -1st Distribution
Doreen Ruth Brosnan                                   9/26/2002                $239.36     Subscribers Settlement -1st Distribution
Dr Herbert Shand                                      9/26/2002                $215.46     Subscribers Settlement -1st Distribution
Dudley Ellis                                          9/26/2002                $145.00     Subscribers Settlement -1st Distribution
Eagles Net                                            9/26/2002                $150.00     Subscribers Settlement -1st Distribution
Edison Mua                                            9/26/2002                $150.00     Subscribers Settlement -1st Distribution
Edward A Borden                                       9/26/2002                $150.00     Subscribers Settlement -1st Distribution
Edward Keyes                                          9/26/2002                $281.63     Subscribers Settlement -1st Distribution
Eileen Freyre                                         9/26/2002                $209.65     Subscribers Settlement -1st Distribution
Elaine Lew                                            9/26/2002                $156.00     Subscribers Settlement -1st Distribution
Elegent Technologies                                  9/26/2002                $313.95     Subscribers Settlement -1st Distribution
Ellen L Stein                                         9/26/2002                $253.00     Subscribers Settlement -1st Distribution
Erik C Christenson                                    9/26/2002                $274.35     Subscribers Settlement -1st Distribution
Esterhazy Communications                              9/26/2002                $570.00     Subscribers Settlement -1st Distribution
Evan Haffner                                          9/26/2002                 $40.00     Subscribers Settlement -1st Distribution
Forest Ridge School Ap                                9/26/2002              $2,582.37     Subscribers Settlement -1st Distribution
Frank C Steinke                                       9/26/2002                $299.00     Subscribers Settlement -1st Distribution
Frank G Ceteznik                                      9/26/2002                $359.40     Subscribers Settlement -1st Distribution
Frank W Klein                                         9/26/2002                $411.41     Subscribers Settlement -1st Distribution
Franklin Youri                                        9/26/2002                $722.98     Subscribers Settlement -1st Distribution
Gabriel E Stearns                                     9/26/2002                $560.10     Subscribers Settlement -1st Distribution
Gary Grellman                                         9/26/2002                $180.00     Subscribers Settlement -1st Distribution
George J Creed                                        9/26/2002                $135.00     Subscribers Settlement -1st Distribution
George Kobayashi                                      9/26/2002                $135.30     Subscribers Settlement -1st Distribution
George Stephens                                       9/26/2002                $119.80     Subscribers Settlement -1st Distribution
Gerard F Butler                                       9/26/2002                $600.00     Subscribers Settlement -1st Distribution
Gerry Fong                                            9/26/2002                $130.80     Subscribers Settlement -1st Distribution
Gordon G Marks                                        9/26/2002                $360.00     Subscribers Settlement -1st Distribution
Greg Bala                                             9/26/2002                $200.00     Subscribers Settlement -1st Distribution
Gregg H Schluntz                                      9/26/2002                $299.00     Subscribers Settlement -1st Distribution
Gregory Eitzmann                                      9/26/2002                $174.00     Subscribers Settlement -1st Distribution
Hadi Partovi                                          9/26/2002                $228.80     Subscribers Settlement -1st Distribution
Hamid Ghazvini                                        9/26/2002                $180.00     Subscribers Settlement -1st Distribution
Harako Takahashi                                      9/26/2002                 $59.98     Subscribers Settlement -1st Distribution
Helen R Kester                                        9/26/2002                $159.65     Subscribers Settlement -1st Distribution
Hypergold                                             9/26/2002                $313.95     Subscribers Settlement -1st Distribution
I H S D                                               9/26/2002                $209.30     Subscribers Settlement -1st Distribution
In Design Automation                                  9/26/2002                $704.17     Subscribers Settlement -1st Distribution

SUMMARY OF FINANCIAL STATUS
QUESTION 8

PAYEE                                                PAYMT DATE          AMOUNT PAID                       COMMENTS
-----                                                -----------        --------------     -----------------------------------------
Inetsupport Llc                                       9/26/2002              $1,416.00     Subscribers Settlement -1st Distribution
Institute Of Hazardous Mat. Mgmt                      9/26/2002                $448.50     Subscribers Settlement -1st Distribution
Jack Creedon                                          9/26/2002                $650.00     Subscribers Settlement -1st Distribution
Jack Y Chan                                           9/26/2002                $984.41     Subscribers Settlement -1st Distribution
James David Stockard                                  9/26/2002                $224.38     Subscribers Settlement -1st Distribution
James Freyberg                                        9/26/2002                $342.65     Subscribers Settlement -1st Distribution
James H Myers                                         9/26/2002                $450.00     Subscribers Settlement -1st Distribution
James Mcnamara                                        9/26/2002                $157.00     Subscribers Settlement -1st Distribution
James P Sharkey                                       9/26/2002                $216.00     Subscribers Settlement -1st Distribution
Jane Lawson Hall                                      9/26/2002                $313.24     Subscribers Settlement -1st Distribution
Jayson Antonoff                                       9/26/2002                $342.65     Subscribers Settlement -1st Distribution
Jeanne Ridgley                                        9/26/2002                $149.50     Subscribers Settlement -1st Distribution
Jeffrey Ko                                            9/26/2002                $313.95     Subscribers Settlement -1st Distribution
Jennifer Girard                                       9/26/2002                $299.00     Subscribers Settlement -1st Distribution
Jfk Elementry School                                  9/26/2002                $193.77     Subscribers Settlement -1st Distribution
Jim Gaskill                                           9/26/2002                $359.00     Subscribers Settlement -1st Distribution
Jim Mullen                                            9/26/2002                 $80.00     Subscribers Settlement -1st Distribution
Joan Sprague                                          9/26/2002                $342.65     Subscribers Settlement -1st Distribution
Joanne M Cirocco                                      9/26/2002                $179.70     Subscribers Settlement -1st Distribution
Joe Darden                                            9/26/2002                $313.95     Subscribers Settlement -1st Distribution
John Fischer                                          9/26/2002                $389.87     Subscribers Settlement -1st Distribution
John Jahan                                            9/26/2002                $359.00     Subscribers Settlement -1st Distribution
John Larocca                                          9/26/2002                $336.90     Subscribers Settlement -1st Distribution
John Schafer                                          9/26/2002                $116.00     Subscribers Settlement -1st Distribution
Jon L Tucker                                          9/26/2002                $277.41     Subscribers Settlement -1st Distribution
Jonathan Ichimaru                                     9/26/2002                $299.00     Subscribers Settlement -1st Distribution
Jonathan R Walters                                    9/26/2002                $187.50     Subscribers Settlement -1st Distribution
Joseph K. Ng                                          9/26/2002                 $92.36     Subscribers Settlement -1st Distribution
Joseph Posch                                          9/26/2002                 $60.00     Subscribers Settlement -1st Distribution
Karyn J Sandbeck                                      9/26/2002                $137.14     Subscribers Settlement -1st Distribution
Katherine Piccinini                                   9/26/2002                $361.18     Subscribers Settlement -1st Distribution
Kathy Weiland                                         9/26/2002                $135.80     Subscribers Settlement -1st Distribution
Kimberely Sandstrom-Phillips                          9/26/2002                $379.63     Subscribers Settlement -1st Distribution
King County Development & Environment                 9/26/2002                $107.01     Subscribers Settlement -1st Distribution
Krysten Chang                                         9/26/2002                $262.00     Subscribers Settlement -1st Distribution
Larry Osbourne                                        9/26/2002                $199.33     Subscribers Settlement -1st Distribution
Lee Price                                             9/26/2002                $175.00     Subscribers Settlement -1st Distribution
Liquidity Solutions                                   9/26/2002          $1,197,957.45     Trade Settlement -1st Distribution
Liquidity Solutions Inc                               9/26/2002            $518,075.00     Trade Settlement -1st Distribution
Lizz Papp                                             9/26/2002                $119.86     Subscribers Settlement -1st Distribution
Lois Giles                                            9/26/2002                $342.65     Subscribers Settlement -1st Distribution
Longacre Management Llc                               9/26/2002            $358,715.13     Trade Settlement -1st Distribution
Longacre Master Fund, Ltd.                            9/26/2002            $759,558.81     Real Property Lease Settlement
Louis Shu-Chien Ip                                    9/26/2002                $194.39     Subscribers Settlement -1st Distribution
Lowell K Halverson                                    9/26/2002                $515.00     Subscribers Settlement -1st Distribution
Madhu Chaudhary                                       9/26/2002              $2,530.98     Settlement - 1st Distribution
Marc Lentini                                          9/26/2002                $264.73     Subscribers Settlement -1st Distribution
Marin County Free Library                             9/26/2002                $313.95     Subscribers Settlement -1st Distribution
Mark E Stickel                                        9/26/2002                 $50.00     Subscribers Settlement -1st Distribution

SUMMARY OF FINANCIAL STATUS
QUESTION 8

PAYEE                                                PAYMT DATE          AMOUNT PAID                       COMMENTS
-----                                                -----------        --------------     -----------------------------------------
Mark Sarles                                           9/26/2002                $254.79     Subscribers Settlement -1st Distribution
Marlene Burns                                         9/26/2002                $188.72     Subscribers Settlement -1st Distribution
Marvin J Erdmann                                      9/26/2002                $228.43     Subscribers Settlement -1st Distribution
Mary E Collins                                        9/26/2002                $685.30     Subscribers Settlement -1st Distribution
Mary S Andrews                                        9/26/2002                $242.87     Subscribers Settlement -1st Distribution
Mathew S Martin                                       9/26/2002                $134.18     Subscribers Settlement -1st Distribution
Mci Telecommunications Corporation                    9/26/2002          $1,548,360.00     Trade Settlement -1st Distribution
Michael Duca                                          9/26/2002                $299.00     Subscribers Settlement -1st Distribution
Michael S Winn                                        9/26/2002                $359.00     Subscribers Settlement -1st Distribution
Michelle J Pillers                                    9/26/2002                $171.32     Subscribers Settlement -1st Distribution
Michelle Thiebaud                                     9/26/2002                $691.00     Subscribers Settlement -1st Distribution
Milton W Ochsner                                      9/26/2002                $118.32     Subscribers Settlement -1st Distribution
Mohamed Lassoued                                      9/26/2002                $313.95     Subscribers Settlement -1st Distribution
Ned Marandino                                         9/26/2002                $734.73     Subscribers Settlement -1st Distribution
New Homes Magazine                                    9/26/2002                $174.40     Subscribers Settlement -1st Distribution
Niklas Back                                           9/26/2002                $299.00     Subscribers Settlement -1st Distribution
Norma L Beerweiler                                    9/26/2002                $228.43     Subscribers Settlement -1st Distribution
O'Neill                                               9/26/2002                $298.92     Subscribers Settlement -1st Distribution
Paul Neff                                             9/26/2002                $650.28     Cure Payment - 1st Distribution
Peter Hendler                                         9/26/2002                $376.00     Subscribers Settlement -1st Distribution
Peter Silva                                           9/26/2002                $299.00     Subscribers Settlement -1st Distribution
Pilar Coronado                                        9/26/2002                $179.00     Subscribers Settlement -1st Distribution
Rajiv Vashist                                         9/26/2002                $359.00     Subscribers Settlement -1st Distribution
Randall Wilk                                          9/26/2002                $359.00     Subscribers Settlement -1st Distribution
Randy Tanner                                          9/26/2002              $1,162.93     Subscribers Settlement -1st Distribution
Ray Burkley                                           9/26/2002                $526.89     Subscribers Settlement -1st Distribution
Richard A:Johnson &                                   9/26/2002                $211.32     Subscribers Settlement -1st Distribution
Richard Moy                                           9/26/2002                $174.00     Subscribers Settlement -1st Distribution
Richard Seebach                                       9/26/2002                $299.00     Subscribers Settlement -1st Distribution
Robert B Landgraf                                     9/26/2002                $224.00     Subscribers Settlement -1st Distribution
Robert Machado                                        9/26/2002                $275.00     Subscribers Settlement -1st Distribution
Robert R Rambini                                      9/26/2002                $149.75     Subscribers Settlement -1st Distribution
Robert Shavin                                         9/26/2002                $242.72     Subscribers Settlement -1st Distribution
Rollie J Myers                                        9/26/2002                $268.00     Subscribers Settlement -1st Distribution
Ron Kovacs                                            9/26/2002                $242.00     Subscribers Settlement -1st Distribution
Ron Marcus                                            9/26/2002                $158.00     Subscribers Settlement -1st Distribution
Ron Pant                                              9/26/2002                $600.00     Subscribers Settlement -1st Distribution
Ronald P Tipple                                       9/26/2002                $236.63     Subscribers Settlement -1st Distribution
Rose Moeckelmann                                      9/26/2002                $378.75     Subscribers Settlement -1st Distribution
Rozenfeld Alla                                        9/26/2002              $7,181.25     Settlement - 1st Distribution
Ruth Lepiane                                          9/26/2002                $186.00     Subscribers Settlement -1st Distribution
Sam Allen                                             9/26/2002                $313.95     Subscribers Settlement -1st Distribution
Samuel J Frangiamore                                  9/26/2002                 $93.98     Subscribers Settlement -1st Distribution
Sandra Mcguire                                        9/26/2002                $313.95     Subscribers Settlement -1st Distribution
Sean Larsen                                           9/26/2002                 $55.00     Subscribers Settlement -1st Distribution
Sharon Inouye                                         9/26/2002                $180.00     Subscribers Settlement -1st Distribution
Sherry Trepus                                         9/26/2002                $205.70     Subscribers Settlement -1st Distribution
Solectron Technology Singapore Pte Ltd                9/26/2002          $1,564,000.00     Trade Settlement -1st Distribution
Sonia King                                            9/26/2002                $299.00     Subscribers Settlement -1st Distribution

SUMMARY OF FINANCIAL STATUS
QUESTION 8


PAYEE                                                PAYMT DATE          AMOUNT PAID                       COMMENTS
-----                                                -----------        --------------     -----------------------------------------
Stanislav Bakharev                                    9/26/2002                $736.79     Subscribers Settlement -1st Distribution
Susan Guidry                                          9/26/2002                $359.00     Subscribers Settlement -1st Distribution
Thomas Ching                                          9/26/2002                $313.95     Subscribers Settlement -1st Distribution
Thomas M Hendrian                                     9/26/2002                 $40.96     Subscribers Settlement -1st Distribution
Thomas Spencer                                        9/26/2002                 $58.30     Subscribers Settlement -1st Distribution
Thomas St Claire                                      9/26/2002                $601.00     Subscribers Settlement -1st Distribution
Tim R Jarboe                                          9/26/2002                $175.00     Subscribers Settlement -1st Distribution
Tim Reilley                                           9/26/2002                $400.00     Subscribers Settlement -1st Distribution
Timothy L Mcirvin                                     9/26/2002                 $74.95     Subscribers Settlement -1st Distribution
Timothy R Moore                                       9/26/2002                $250.00     Subscribers Settlement -1st Distribution
Tom Dennett                                           9/26/2002                 $62.90     Subscribers Settlement -1st Distribution
Tom Vuong                                             9/26/2002                $220.00     Subscribers Settlement -1st Distribution
Transpac-City Of Pleasant Hill                        9/26/2002                $538.93     Subscribers Settlement -1st Distribution
University Of California Berkeley                     9/26/2002                $452.22     Subscribers Settlement -1st Distribution
Victoria Hunsicker-Sanko                              9/26/2002                 $85.29     Subscribers Settlement -1st Distribution
Vincent Boles                                         9/26/2002                $349.00     Subscribers Settlement -1st Distribution
Wei Chen                                              9/26/2002                $250.00     Subscribers Settlement -1st Distribution
Wg Witt Consultants Inc                               9/26/2002                $359.00     Subscribers Settlement -1st Distribution
William J Cox                                         9/26/2002                 $37.38     Subscribers Settlement -1st Distribution
William Smoke                                         9/26/2002                $299.00     Subscribers Settlement -1st Distribution
Wolfgang Henke                                        9/26/2002                $407.74     Subscribers Settlement -1st Distribution
Woodinville Water District                            9/26/2002                $400.64     Subscribers Settlement -1st Distribution
Yon Rafael Hardisty                                   9/26/2002                $150.00     Subscribers Settlement -1st Distribution
Zine Badissy                                          9/26/2002                 $34.18     Subscribers Settlement -1st Distribution
                                                                        --------------
                                                                        $57,673,818.96
                                                                        ==============

SUMMARY OF FINANCIAL STATUS
QUESTION 9

PAYEE                                        DATE OF PAYMENT      AMOUNT PAID
--------                                     ---------------     --------------
Nightingale & Assoc., LLC                        9/4/2002         $  76,699.48
Ernst & Young Corporation                        9/4/2002         $  16,000.00
Pachulski, Stang, Ziehl, Young & Jones           9/3/2002         $  17,617.11
Gibson, Dunn & Crutcher                          9/4/2002         $  59,240.58
PriceWaterhouseCoopers                           9/4/2002         $  48,314.81
--------                                     ---------------     --------------
                                                                  $ 217,871.98
                                                                 ==============

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                       For the Month Ended    09/30/02
                                          ----------------


        CURRENT MONTH
----------------------------------
                                                                                                           CUMULATIVE     NEXT MONTH
 ACTUAL        FORECAST   VARIANCE                                                                       (CASE TO DATE)    FORECAST
------------   --------   --------                                                                       --------------    --------
                                            REVENUES:
          $0     n/a        n/a         1   Gross Sales                                                      $1,944,095      n/a
------------   --------   --------                                                                       --------------    --------
          $0     n/a        n/a         2   less: Sales Returns & Allowances                                                 n/a
------------   --------   --------                                                                       --------------    --------
          $0     n/a        n/a         3   Net Sales                                                        $1,944,095      n/a
------------   --------   --------                                                                       --------------    --------
          $0     n/a        n/a         4   less: Cost of Goods Sold             (Schedule 'B')             $13,523,137      n/a
------------   --------   --------                                                                       --------------    --------
          $0     n/a        n/a         5   Gross Profit                                                   ($11,579,042)     n/a
------------   --------   --------                                                                       --------------    --------
    $161,632     n/a        n/a         6   Interest                                                         $4,856,828      n/a
------------   --------   --------                                                                       --------------    --------
          $0     n/a        n/a         7   Other Income: Proceeds from sale of common stock in              $1,779,385      n/a
------------   --------   --------                                                                       --------------    --------
                                        8   Packateer, Inc.
------------   --------   --------         --------------------------------------------------------      --------------    --------
                                        9
------------   --------   --------         --------------------------------------------------------      --------------    --------
    $161,632     n/a        n/a        10       TOTAL REVENUES                                              ($4,942,829)     n/a
------------   --------   --------                                                                       --------------    --------
                                          EXPENSES:
          $0     n/a        n/a        11   Compensation to Owner(s)/Officer(s)                                $339,114      n/a
------------   --------   --------                                                                       --------------    --------
     $28,510     n/a        n/a        12   Salaries                                                         $3,768,717      n/a
------------   --------   --------                                                                       --------------    --------
          $0     n/a        n/a        13   Commissions                                                         $16,225      n/a
------------   --------   --------                                                                       --------------    --------
      $1,210     n/a        n/a        14   Contract Labor                                                     $695,194      n/a
------------   --------   --------                                                                       --------------    --------
                                       15   Rent/Lease:
          $0     n/a        n/a                 Personal Property                                               $63,284      n/a
------------   --------   --------                                                                       --------------    --------
     $10,251     n/a        n/a        16       Real Property                                                $4,283,962      n/a
------------   --------   --------                                                                       --------------    --------
     $12,083     n/a        n/a        17   Insurance                                                        $1,141,400      n/a
------------   --------   --------                                                                       --------------    --------
                                       18   Management Fees
------------   --------   --------                                                                       --------------    --------
        $333     n/a        n/a        19   Depreciation                                                    $32,789,838      n/a
------------   --------   --------                                                                       --------------    --------
                                       20   Taxes:
                                                Employer Payroll Taxes
------------   --------   --------                                                                       --------------    --------
          $0     n/a        n/a        21       Real Property Taxes                                             $16,822      n/a
------------   --------   --------                                                                       --------------    --------
     $41,952     n/a        n/a        22       Other Taxes                                                    $322,261      n/a
------------   --------   --------                                                                       --------------    --------
          $0     n/a        n/a        23   Other Selling                                                      $359,386      n/a
------------   --------   --------                                                                       --------------    --------
    $261,842     n/a        n/a        24   Other Administrative                                             $2,718,518      n/a
------------   --------   --------                                                                       --------------    --------
          $0     n/a        n/a        25   Interest                                                         $1,726,246      n/a
------------   --------   --------                                                                       --------------    --------
     $13,843     n/a        n/a        26   Other Expenses:              Bonus                               $1,572,538      n/a
------------   --------   --------                                                                       --------------    --------
          $0     n/a        n/a        27                                Overtime                               $29,404      n/a
------------   --------   --------       ---------------------------------------------------------       --------------    --------
          $0     n/a        n/a        28                                Fringe Benefit                        $896,383      n/a
------------   --------   --------       ---------------------------------------------------------       --------------    --------
          $0     n/a        n/a        29                                Severance                             $912,712      n/a
------------   --------   --------       ---------------------------------------------------------       --------------    --------
          $0     n/a        n/a        30                                Repair & Maintenance                $1,146,626      n/a
------------   --------   --------       ---------------------------------------------------------       --------------    --------
          $0     n/a        n/a        31                                Travel                                $134,418      n/a
------------   --------   --------       ---------------------------------------------------------       --------------    --------
          $0     n/a        n/a        32                                Telephone                             $404,055      n/a
------------   --------   --------       ---------------------------------------------------------       --------------    --------
          $0     n/a        n/a        33                                IS & Facility Allocation           ($1,483,937)     n/a
------------   --------   --------       ---------------------------------------------------------       --------------    --------
          $0     n/a        n/a        34                                Cleaning Services                      $91,697      n/a
------------   --------   --------       ---------------------------------------------------------       --------------    --------
    $370,024     n/a        n/a        35       TOTAL EXPENSES                                              $51,944,863      n/a
------------   --------   --------                                                                       --------------    --------
   ($208,392)    n/a        n/a        36 SUBTOTAL                                                         ($56,887,692)     n/a
------------   --------   --------                                                                       --------------    --------
                                       37 REORGANIZATION ITEMS:
   ($932,675)    n/a        n/a             Professional Fees                                              ($11,648,452)
------------   --------   --------                                                                       --------------    --------
                 n/a        n/a        38   Provisions for Rejected Executory Contracts                                      n/a
------------   --------   --------                                                                       --------------    --------
                 n/a        n/a        39   Interest Earned on Accumulated Cash from                                         n/a
------------   --------   --------                                                                       --------------    --------
                                            Resulting Chp 11 Case
          $0     n/a        n/a        40   Gain or (Loss) from Sale of Equipment                         ($491,930,622)     n/a
------------   --------   --------                                                                       --------------    --------
          $0     n/a        n/a        41   U.S. Trustee Quarterly Fees                                        ($42,000)     n/a
------------   --------   --------                                                                       --------------    --------
          $0     n/a        n/a        42   Writeoff of Pre-Petition Fringe Benefit Accrual                  $1,068,719      n/a
------------   --------   --------                                                                       --------------    --------
          $0     n/a        n/a        43   Writeoff of Pre-Petition Accrued Bonus                           $4,909,952      n/a
------------   --------   --------        -----------------------------------------------------------    --------------    --------
          $0     n/a        n/a        44   Writeoff of Debt & Warrant Offering Cost                        ($7,255,999)     n/a
------------   --------   --------        -----------------------------------------------------------    --------------    --------
          $0     n/a        n/a        45   Writeoff of Deferred Cost of Sales                              ($2,961,114)     n/a
------------   --------   --------        -----------------------------------------------------------    --------------    --------
          $0     n/a        n/a        46   Writeoff of Investment in Subsidiaries                          ($5,185,973)     n/a
------------   --------   --------        -----------------------------------------------------------    --------------    --------
          $0     n/a        n/a        47   Writeoff of Prepaid Expenses                                    ($2,064,761)     n/a
------------   --------   --------        -----------------------------------------------------------    --------------    --------
  (4,327,492)    n/a        n/a        48   Settlement Charges                                              ($5,913,047)     n/a
------------   --------   --------        -----------------------------------------------------------    --------------    --------
          $0     n/a        n/a        49   Expenses for pre-petition liabilities(3)                           (750,000)     n/a
------------   --------   --------        -----------------------------------------------------------    --------------    --------
          $0     n/a        n/a        50   Refund on collocation site                                         $189,354      n/a
------------   --------   --------        -----------------------------------------------------------    --------------    --------
    $250,000     n/a        n/a        51   Receipt on settlement from WFI                                     $250,000      n/a
------------   --------   --------        -----------------------------------------------------------    --------------    --------
          $0     n/a        n/a        52   Gain on adjustment of pre-petition bond interest                   $541,332      n/a
------------   --------   --------        -----------------------------------------------------------    --------------    --------
 ($5,010,167)    n/a        n/a        53        TOTAL REORGANIZATION ITEMS                               ($520,792,611)     n/a
------------   --------   --------                                                                       --------------    --------
 ($5,218,559)    n/a        n/a        54  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                 ($577,680,303)     n/a
------------   --------   --------                                                                       --------------    --------
                 n/a        n/a        55   Federal & State Income Taxes                                             $0      n/a
------------   --------   --------                                                                       --------------    --------
 ($5,218,559)    n/a        n/a        56  NET PROFIT (LOSS)                                               (577,680,303)     n/a
============   ========   ========                                                                       ==============    ========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

(1) The Debtor did not file a formal operations forecast with the Bankruptcy Court for this period.
(2) The Debtor will not be filing a formal operations forecast with the Bankruptcy Court for the upcoming period.
(3) Expense the settlement of unrecorded pre-petition debt. Payment made from restricted cash-Surety Bonds.
(4) Includes payments made to former employees who are currently working under consulting agreements.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED     09/30/02
                                         -------------------

ASSETS

                                                                        FROM SCHEDULES            BOOK VALUE
                                                                        --------------           ------------
    CURRENT ASSETS
 1        Cash and cash equivalents - unrestricted                                               $60,246,269
                                                                                                 ------------
 2        Cash and cash equivalents - restricted                                                 $14,379,920
                                                                                                 ------------
 3        Accounts receivable (net)                                           A                   $5,204,590
                                                                                                 ------------
 4        Inventory                                                           B                           $0
                                                                                                 ------------
 5        Prepaid expenses                                                                        $1,244,263
                                                                                                 ------------
 6        Professional retainers                                                                     $99,278
                                                                                                 ------------
 7        Other:    Deferred Cost of Sales(3)                                                             $0
                    ----------------------------------------------                               ------------
 8                  Deposits                                                                      $1,249,847
                    ----------------------------------------------                               ------------
 9                  Other receivable                                                                      $0
                    ----------------------------------------------                               ------------
10                  Others                                                                              $681
          --------------------------------------------------------                               ------------

11                  TOTAL CURRENT ASSETS                                                         $82,424,847
                                                                                                 ------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)

12        Real property                                                       C                           $0
                                                                                                 ------------
13        Machinery and equipment                                             D                       $2,455
                                                                                                 ------------
14        Furniture and fixtures                                              D                           $0
                                                                                                 ------------
15        Network equipment                                                   D                           $0
                                                                                                 ------------
16        Leasehold improvements                                              D                           $0
                                                                                                 ------------
17        Vehicles                                                            D                           $0
                                                                                                 ------------
18        Other:                                                              D                           $0
                    ----------------------------------------------                               ------------
19                                                                            D                           $0
          --------------------------------------------------------                               ------------

20                  TOTAL PROPERTY AND EQUIPMENT                                                      $2,455
                                                                                                 ------------
    OTHER ASSETS

21        Network Equipment & Inventory(2)                                                                $0
                                                                                                 ------------
22        Deferred Cost of Sales-Long term(3)                                                             $0
                                                                                                 ------------
23        Long Term Deposits                                                                        $250,000
                                                                                                 ------------
24        Investment in subsidiaries(3)                                                                   $0
          --------------------------------------------------------                               ------------
25        WCS Spectrum                                                                            $1,181,093
          --------------------------------------------------------                               ------------
26        Debt & Warrant Offering - 2000(3)                                                               $0
          --------------------------------------------------------                               ------------
27        Intercompany receivables- Metricom DC, LLC(1)                                          $172,755,411
          --------------------------------------------------------                               ------------

28                  TOTAL OTHER ASSETS                                                           $174,186,504
                                                                                                 ------------
29                  TOTAL ASSETS                                                                 $256,613,807
                                                                                                 ============

     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
     (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.
     (2) Inventory and PP&E were sold via the Company's public auction on November 27, 2001 and to Aerie Networks. The remaining assets are computers only.
     (3) Deferred Cost of Sales, Debt & Warrant Offering cost and Investment in subsidiaries were written off from the books on 12/31/01.

The book value of assets as maintained in the Debtor's records is reported above. No valuation of the asset has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
          POST-PETITION
                CURRENT LIABILITIES
30                        Salaries and wages                                                                                  $0
                                                                                                                   --------------
31                        Payroll taxes                                                                                       $0
                                                                                                                   --------------
32                        Real and personal property taxes                                                                    $0
                                                                                                                   --------------
33                        Bonus                                                                                          $73,366
                                                                                                                   --------------
34                        Vacation                                                                                            $0
                                                                                                                   --------------
35                        Sales and use tax payable                                                                      $15,868
                                                                                                                   --------------
36                        Accounts payable (trade)                                                   A                $1,648,126
                                                                                                                   --------------
37                        Franchise Tax Payable                                                                           $8,035
                                                                                                                   --------------
38                        Fringe Benefits Applied                                                                         $9,983
                                                                                                                   --------------
39                        Accrued professional fees                                                                   $1,730,000
                                                                                                                   --------------
40                        Current portion of long-term post-petition debt (due within 12 months)
                                                                                                                   --------------
41                        Other:      Others                                                                            ($12,000)
                                      ---------------------------------------------------                          --------------
42
                          ---------------------------------------------------------------                          --------------
43
                          ---------------------------------------------------------------                          --------------
44                        TOTAL CURRENT LIABILITIES                                                                   $3,473,378
                                                                                                                   --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                          $0
                                                                                                                   --------------
46                        TOTAL POST-PETITION LIABILITIES                                                             $3,473,378
                                                                                                                   --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F                $3,470,874
                                                                                                                   --------------
48                        Priority unsecured claims                                                  F                $3,638,869
                                                                                                                   --------------
49                        General unsecured claims                                                   F              $272,847,068
                                                                                                                   --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                            $279,956,810
                                                                                                                   --------------
51                        TOTAL LIABILITIES                                                                         $283,430,188
                                                                                                                   --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing(1)                                                   ($885,004,240)
                                                                                                                   --------------
53              Capital Stock                                                                                            $30,920
                                                                                                                   --------------
54              Additional paid-in capital                                                                          $790,757,686
                                                                                                                   --------------
55              Warrants to purchase Common Stock                                                                     $6,328,173
                                                                                                                   --------------
56              Accum other comprehensive income                                                                         $73,479
                                                                                                                   --------------
57              Cumulative profit/(loss) since filing of case                                                      ($577,680,303)
                                                                                                                   --------------
                Preferred Stock                                                                                     $638,677,904
                                                                                                                   --------------
58              Equity adjustment for pre-petition liabilities due to Chapter 11 filing(2)                                    $0
                                                                                                                   --------------
59                        TOTAL EQUITY (DEFICIT)                                                                    ($26,816,381)
                                                                                                                   --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                          $256,613,807
                                                                                                                   ==============

NOTE:     (1)  Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.
          (2)  Reclassification of the pre-petition liabilities from Equity to
               Schedule F. The amounts were erroneously scheduled in prior
               Monthly Operating Reports as an adjustment to equity.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                            ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                           [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                          ----------------------- ---------------   -------------------
     0 -30 Days                                                               $0      $1,063,672
                                                          ----------------------- ---------------
     31-60 Days                                                               $0         $49,195
                                                          ----------------------- ---------------
     61-90 Days                                                               $0         $78,710              $584,454(1)
                                                          ----------------------- ---------------   -------------------
     91+ Days                                                         $6,848,581        $456,549
                                                          ----------------------- ---------------
     Total accounts receivable/payable                                $6,848,581      $1,648,126
                                                          ----------------------- ===============
     Allowance for doubtful accounts                                  $1,643,991
                                                          -----------------------
     Accounts receivable (net)                                        $5,204,590
                                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                        INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH                                $0
                                        ------------                                                         --------------
                                                            Add -
     Retail/Restaurants -                                     Net purchase
                                                                                                             --------------
       Product for resale                                     Direct labor
                                        -------------                                                        --------------
                                                              Manufacturing overhead
                                                                                                             --------------
     Distribution -                                           Freight in
                                                                                                             --------------
       Products for resale                                    Other:                                                    $0
                                        -------------                                                        --------------
                                                                                                                        $0
                                                            ----------------------------------------------   --------------
     Manufacturer -                                                                                                     $0
                                                            ----------------------------------------------   --------------
       Raw Materials                              $0
                                        -------------
       Work-in-progress                           $0        Less -
                                        -------------
       Finished goods                             $0          Inventory End of Month                                    $0
                                        -------------                                                        --------------
                                                              Shrinkage
                                                                                                             --------------
     Other - Explain                              $0          Inventory sold and write off
                                        -------------                                                        --------------

     -----------------------------------
                                                            Cost of Goods Sold                                          $0
     -----------------------------------                                                                     ==============
         TOTAL                                    $0
                                        =============

     METHOD OF INVENTORY CONTROL                            INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]
     How often do you take a complete physical inventory?   Valuation methods -

                                                                FIFO cost                                    -------------

       Weekly                                                   LIFO cost                                    -------------
                               ---------
       Monthly                                                  Lower of cost or market                      -------------
                               ---------
       Quarterly                                                Retail method                                -------------
                               ---------
       Semi-annually                                            Other                         ---------      -------------
                               ---------
       Annually                                                   Explain
                               ---------

Date of last physical inventory was Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    -------------------     -----------------------------------------------------------------

NOTE:
     (1) Represents the 20% holdback of approved professional fees and $404,120 of professional fee invoice from Houlihan Lokey.

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                COST        BOOK VALUE
                                                                                           ----       ------------
Machinery & Equipment -
        Computer Hardware                                                                 $19,176         $19,176
        --------------------------------------------------------------------             --------     ------------
         Accumulated Depreciation                                                        ($16,721)       ($16,721)
        --------------------------------------------------------------------             --------     ------------

        --------------------------------------------------------------------             --------     ------------

        --------------------------------------------------------------------             --------     ------------
        Total                                                                             $2,455           $2,455
                                                                                         ========     ============
Furniture & Fixtures -

        --------------------------------------------------------------------             --------     ------------

        --------------------------------------------------------------------             --------     ------------
        Total                                                                                 $0               $0
                                                                                         ========     ============
Network Equipment -


        --------------------------------------------------------------------             --------     ------------

        --------------------------------------------------------------------             --------     ------------
        Total                                                                                 $0               $0
                                                                                         ========     ============
Leasehold Improvements -


        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Vehicles -

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

NOTE:(1) Sale of assets through the Company's public auction dated November 27, 2001 and to Aerie Networks.

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE(1)                                        0-30 DAYS  31-60 DAYS 61-90 DAYS 91+ DAYS    TOTAL
                                                        ---------  ---------- ---------- --------  -------
FEDERAL
         Income Tax Withholding                               $0                                       $0
                                                        ---------  ---------- ---------- --------  -------
         FICA - Employee                                      $0                                       $0
                                                        ---------  ---------- ---------- --------  -------
         FICA - Employer                                      $0                                       $0
                                                        ---------  ---------- ---------- --------  -------
         Unemployment (FUTA)                                  $0                                       $0
                                                        ---------  ---------- ---------- --------  -------
         Income                                               $0                                       $0
                                                        ---------  ---------- ---------- --------  -------
         Other (Attach List)                                  $0                                       $0
                                                        ---------  ---------- ---------- --------  -------
TOTAL FEDERAL TAXES                                           $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------  -------
STATE AND LOCAL
         Income Tax Withholding                               $0                                       $0
                                                        ---------  ---------- ---------- --------  -------
         Unemployment (UT)                                    $0                                       $0
                                                        ---------  ---------- ---------- --------  -------
         Disability Insurance (DI)                            $0                                       $0
                                                        ---------  ---------- ---------- --------  -------
         Empl. Training Tax (ETT)                             $0                                       $0
                                                        ---------  ---------- ---------- --------  -------
         Sales and Use Tax                                    $0                          $15,868  $15,868
                                                        ---------  ---------- ---------- --------  -------
         Excise                                               $0                                       $0
                                                        ---------  ---------- ---------- --------  -------
         Real property(2)                                     $0                                       $0
                                                        ---------  ---------- ---------- --------  -------
         Personal property(2)                                 $0                                       $0
                                                        ---------  ---------- ---------- --------  -------
         Income                                               $0                                       $0
                                                        ---------  ---------- ---------- --------  -------
         Other (Franchise Tax)                                $0          $0         $0   $8,035    $8,035
                                                        ---------  ---------- ---------- --------  -------
TOTAL STATE & LOCAL TAXES                                     $0          $0         $0   $23,903  $23,903
                                                        ---------  ---------- ---------- --------  -------
TOTAL TAXES                                                   $0          $0         $0   $23,903  $23,903
                                                        =========  ========== ========== ========  =======

(1) Accrual basis accounting reported for Post-Petition Taxes.
(2) In prior Monthly Operating Reports, $220,000 and $1,847,592 were reported erroneously as post-petition real and personal property taxes, which should have been scheduled as pre-petition taxes.


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                          CLAIMED        ALLOWED
                                                          AMOUNT         AMOUNT (b)
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                 (2)             (3)
-------------------------------------------            ------------     ------------
         Secured claims(1)                               $3,470,874       $3,470,874
                                                       ------------     ------------
         Priority claims other than taxes                    $4,650         $364,522
                                                       ------------     ------------
         Priority tax claims                             $1,979,948       $3,274,347
                                                       ------------     ------------
         General unsecured claims                      $908,144,785     $272,847,068
                                                       ------------     ------------

     (1) The balance represents the amount originally filed in the Debtors' Schedule of Assets and Liabilities (SoAL).
     (2) The above amount represents the total claimed amount originally filed. As of 9/30/02 Creditors have filed claims of approximately $1.0 billion. The Debtors are reviewing all filed claims and will revise the listed amounts in the subsequent Monthly Operating Reports
     (3) The total represents the Debtors' balance recorded in accordance with GAAP as of 9/30/02. This amount does not include any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by the Creditors. As of 9/30/02 the total amount of the claims filed was approximately $1.0 billion. The Debtor is working with its financial and legal advisors to assess the validity of each claim to determine the estimated allowed amount. In addition, on 6/14/02 approximately $39,000,000 was paid to the Bondholders for the accrual interest and principal.



                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                          ACCOUNT 1   ACCOUNT 2 ACCOUNT 3 ACCOUNT 4
                                                        ------------  --------- --------- ---------
Bank                                                    Please refer to the attached statement
                                                        ------------  --------- --------- ---------
Account Type
                                                        ------------  --------- --------- ---------
Account No.
                                                        ------------  --------- --------- ---------
Account Purpose
                                                        ------------  --------- --------- ---------
Balance, End of Month
                                                        ------------  --------- --------- ---------
Total Funds on Hand for all Accounts                    $74,626,189
                                                        ============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                              ACCOUNT NO.                        ACCOUNT TYPE
Banks

Wells Fargo General Account                                   4487-098311                       General Banking
Wells Fargo Controlled Disbursement Account                   4759-600877                       General Banking
Wells Fargo Southeast PC Account                              4375-685799                       General Banking
Wells Fargo Northeast Account                                 4375-685815                       General Banking
Wells Fargo Western Region Account                            4375-685823                       General Banking
Wells Fargo Northern Central Account                          4375-686193                       General Banking
Wells Fargo Ricochet Account                                  4487-098485                       General Banking
Wells Fargo Metricom Account                                  4496-812934                       General Banking
Wells Fargo Flex Benefits Account                             4761-067420                       General Banking
Wells Fargo Medical Benefits Account                          4761-067438                       General Banking
Wells Fargo LLC Account                                       4487-099655                       General Banking
Union Bank of California                                      6450-135869                       General Banking
Union Bank of California - Payroll                            6450-136792                       General Banking
Union Bank of California - General                            2180043112                       CHPT. 11 Banking
Union Bank of California - General                            2180043244                       CHPT. 11 Banking
Union Bank of California - Payroll                            2180043252                       CHPT. 11 Banking
Union Bank of California - Tax                                2180043260                       CHPT. 11 Banking
Union Bank of California - Medical                            2180043279                       CHPT. 11 Banking
Union Bank of California - Flex Benefits                      2180043287                       CHPT. 11 Banking
Union Bank of California - Escrow                             2180043740                       CHPT. 11 Banking
Union Bank of California - General Pre-petition               2180043147                        General Banking
Union Bank of California - Payroll Pre-petition               2180043155                        General Banking
Union Bank of California - Administrative Reserve             2180046561                      Bankrupcty Banking
Union Bank of California - Plan Disbursement                  2180046588                      Bankrupcty Banking
Union Bank of California - Allowed Class 3 Distribution       2180046596                      Bankrupcty Banking
Union Bank of California - Disputed Claims Reserve            2180046618                      Bankrupcty Banking
Union Bank of California - Aerie Sales Proceeds Reserve       2180046693                      Bankrupcty Banking
Wells Fargo CD's

MONEY MARKET ACCOUNTS

Janus Institutional                                          881-881235108                    Money Market Funds
Fidelity Institutional                                      0059-00493084842                  Money Market Funds
JP Morgan Institutional                                         5012931                       Money Market Funds
Dreyfus Institutional                                       288-0981002876                    Money Market Funds

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS

AIG Money Market Fund                                         000MB2890-1       Investments in CP, Money Market Funds, Treasuries
Morgan Stanley & Co.                                          14-78C44-1        Investments in CP, Money Market Funds, Treasuries
Salomon Smith Barney                                         449-0H399-19       Investments in CP, Money Market Funds, Treasuries
Lehman Brothers                                              833-79266-15       Investments in CP, Money Market Funds, Treasuries
Wells Fargo Asset Mgmt                                          138816          Investments in CP, Money Market Funds, Treasuries
Wells Fargo Asset Mgmt Pledged                                  2215431         Investments in CP, Money Market Funds, TreasurieA

LT INVESTMENTS

Bank One                                                      204821-000                      Government T-Strips
State Street Bank                                             127415-010                     Money Market account

EQUITY INVESTMENTS

Lehman Brothers                                              833-41241-15               Equity stake in Packeteer, Inc.

Petty Cash on hand

(Table Continued)

                                                                                          9/30/2002            9/30/2002
                 ACCOUNT PURPOSE                                                        BANK BALANCE         BOOK BALANCE
Wells Fargo General Account                                      General Banking                 $0                   $0
Wells Fargo Controlled Disbursement Account                      General Banking                 $0                   $0
Wells Fargo Southeast PC Account                                 General Banking                 $0                   $0
Wells Fargo Northeast Account                                    General Banking                 $0                   $0
Wells Fargo Western Region Account                               General Banking                 $0                   $0
Wells Fargo Northern Central Account                             General Banking                 $0                   $0
Wells Fargo Ricochet Account                                     General Banking                 $0                   $0
Wells Fargo Metricom Account                                     General Banking                 $0                   $0
Wells Fargo Flex Benefits Account                                General Banking                 $0                   $0
Wells Fargo Medical Benefits Account                             General Banking                 $0                   $0
Wells Fargo LLC Account                                          General Banking                 $0                   $0
Union Bank of California                                         General Banking                 $0                   $0
Union Bank of California - Payroll                               General Banking                 $0                   $0
Union Bank of California - General                               General Banking                 $0                   $0
Union Bank of California - General                               General Banking         $2,211,622           $2,043,670
Union Bank of California - Payroll                               General Banking             $5,835               $5,835
Union Bank of California - Tax                                   General Banking                 $0                   $0
Union Bank of California - Medical                               General Banking                 $0                   $0
Union Bank of California - Flex Benefits                         General Banking                 $0                   $0
Union Bank of California - Escrow                                General Banking                 $0                   $0
Union Bank of California - General Pre-petition                  General Banking                 $0                   $0
Union Bank of California - Payroll Pre-petition                  General Banking                 $0                   $0
Union Bank of California - Administrative Reserve                General Banking            $87,171                   $0
Union Bank of California - Plan Disbursement                     General Banking        $17,089,207          $17,089,207
Union Bank of California - Allowed Class 3 Distribution          General Banking                 $0                   $0
Union Bank of California - Disputed Claims Reserve               General Banking                 $0                   $0
Union Bank of California - Aerie Sales Proceeds Reserve          General Banking         $8,252,712           $8,252,712
Wells Fargo CD's

MONEY MARKET ACCOUNTS

Janus Institutional                          Account invests in A1/P1 funds only        $50,493,532                   $0
Fidelity Institutional                       Account invests in A1/P1 funds only        $33,409,485                   $0
JP Morgan Institutional                      Account invests in A1/P1 funds only                 $0                   $0
Dreyfus Institutional                        Account invests in A1/P1 funds only                 $0                   $0

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS

AIG Money Market Fund                        Account invests in A1/P1 funds only         $5,520,425           $5,520,425
Morgan Stanley & Co.                         Account invests in A1/P1 funds only        $39,611,356          $39,667,821
Salomon Smith Barney                         Account invests in A1/P1 funds only                 $0                   $0
Lehman Brothers                              Account invests in A1/P1 funds only         $1,222,849           $1,224,583
Wells Fargo Asset Mgmt                       Account invests in A1/P1 funds only           $152,052             $152,052
Wells Fargo Asset Mgmt Pledged               Account holds collateral for outstanding
                                               Letters of Credit                            $99,930              $99,930

LT INVESTMENTS

Bank One                                     Restricted Bonds for Coupon payments          $216,724             $216,724
State Street Bank                              Escrow account for Tim Dreisbach            $290,129             $290,129

EQUITY INVESTMENTS

Lehman Brothers                          Own 20,700 stake in PKTR at a
                                               purchase price of $0.25                      $62,100              $62,100

Petty Cash on hand                                                                           $1,000               $1,000

                                                                                       ------------          -----------
                                                                                       $158,726,130          $74,626,189
                                                                                       ============          ===========

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 09/30/02

                                                                                           Actual           Cumulative
                                                                                       Current Month      (Case to Date)
                                                                                       -------------      --------------
    CASH RECEIPTS
1         Rent/Leases Collected
                                                                                       ------------       --------------
2         Cash Received from Sales                                                             $163             $836,039
                                                                                       ------------       --------------
3         Interest Received                                                                $162,357           $3,972,709
                                                                                       ------------       --------------
4         Borrowings
                                                                                       ------------       --------------
5         Funds from Shareholders, Partners, or Other Insiders
                                                                                       ------------       --------------
6         Capital Contributions
                                                                                       ------------       --------------
7              Legal Settlement                                                                                   $9,000
                                                                                       ------------       --------------
8              Proceeds from sale of common stock in Packeteer, Inc.                                          $1,810,635
                                                                                       ------------       --------------
9              Interest Accrued on Government Strip                                                             $913,643
                                                                                       ------------       --------------
10             Unrealized gain on short term investment                                                         $145,214
                                                                                       ------------       --------------
11             Proceeds from sale of fixed assets/Inventory                                                   $9,575,568
                                                                                       ------------       --------------
12             Miscellaneous refund                                                          $4,386             $819,948
                                                                                       ------------       --------------
               Receipt on settlement from WFI                                              $250,000             $250,000
                                                                                       ------------       --------------
13             Voided cashier's checks paid for pre-petition liabilities                                        $474,226
                                                                                       ------------       --------------
14             TOTAL CASH RECEIPTS                                                         $416,906          $18,806,982
                                                                                       ------------       --------------
    CASH DISBURSEMENTS
15        Payments for Inventory
                                                                                       ------------       --------------
16        Selling
                                                                                       ------------       --------------
17        Administrative                                                                   $253,893          $11,146,917
                                                                                       ------------       --------------
18        Capital Expenditures
                                                                                       ------------       --------------
19        Principal Payments on Debt
                                                                                       ------------       --------------
20        Interest and Principal Payment on Bonds (Court Approved)                                           $39,000,000
                                                                                       ------------       --------------
          Rent/Lease:
21             Personal Property
                                                                                       ------------       --------------
22             Real Property                                                                $10,251           $4,218,281
                                                                                       ------------       --------------
          Amount Paid to Owner(s)/Officer(s)
                                                                                       ------------       --------------
23             Salaries                                                                                         $222,327
                                                                                       ------------       --------------
24             Draws
                                                                                       ------------       --------------
25             Commissions/Royalties
                                                                                       ------------       --------------
26             Expense Reimbursements                                                                             $7,618
                                                                                       ------------       --------------
27             Other (includes Retention Bonuses)                                                               $142,897
                                                                                       ------------       --------------
28        Salaries/Commissions (less employee withholding)(3)                               $27,685           $4,512,077
                                                                                       ------------       --------------
29        Management Fees
                                                                                       ------------       --------------
          Taxes:
30             Employee Withholding                                                                           $2,399,779
                                                                                       ------------       --------------
31             Employer Payroll Taxes                                                                           $351,492
                                                                                       ------------       --------------
32             Real Property Taxes                                                                              $237,230
                                                                                       ------------       --------------
33             Other Taxes                                                                  $41,952             $271,819
                                                                                       ------------       --------------
34        Other Cash Outflows:
                                                                                       ------------       --------------
35             ESPP refund                                                                                      $512,394
                                                                                       ------------       --------------
36             Employee Expense Reimbursements(3)                                              $632             $232,118
                                                                                       ------------       --------------
37             Severance                                                                                        $448,842
                                                                                       ------------       --------------
38             Reverse the unrealized gain for Packeteer Shares(1)                          $32,085           $1,672,919
                                                                                       ------------       --------------
39             Retention Bonus                                                                                  $838,713
                                                                                       ------------       --------------
40             Professional fees paid for services in connection with Chp 11 case          $217,872           $5,244,624
                                                                                       ------------       --------------
41             U.S. Trustee Quarterly Fees                                                                       $42,000
                                                                                       ------------       --------------
42             Expenses for Pre-petition liabilities(2)                                                         $750,000
                                                                                       ------------       --------------
43             Settlement Charges                                                       $57,673,819          $59,259,742
                                                                                       ------------       --------------
44             TOTAL CASH DISBURSEMENTS:                                                $58,258,189         $131,511,789
                                                                                       ------------       --------------
45  NET INCREASE (DECREASE) IN CASH                                                    $(57,841,283)       $(112,704,807)
                                                                                       ------------       --------------
46  CASH BALANCE, BEGINNING OF PERIOD                                                  $132,467,472         $187,330,996
                                                                                       ------------       --------------
47  CASH BALANCE, END OF PERIOD                                                         $74,626,189          $74,626,189
                                                                                       ============       ==============

NOTES:

(1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

(2)  Reduction of restricted cash - Surety Bonds.

(3) Includes payments made to former employees who are currently working under consulting agreements.

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 09/30/02

                                                                                                   ACTUAL              CUMULATIVE
                                                                                                CURRENT MONTH        (CASE TO DATE)
                                                                                                -------------        --------------
CASH FLOWS FROM OPERATING ACTIVITIES

1         Cash Received from Sales                                                                       $163              $836,039
                                                                                                -------------        --------------
2         Rent/Leases Collected
                                                                                                -------------        --------------
3         Interest Received                                                                          $162,357            $3,972,709
                                                                                                -------------        --------------
4         Cash Paid to Suppliers
                                                                                                -------------        --------------
5         Cash Paid for Selling Expenses
                                                                                                -------------        --------------
6         Cash Paid for Administrative Expenses                                                      $253,893           $11,146,917
                                                                                                -------------        --------------
          Cash Paid for Rents/Leases:
                                                                                                -------------        --------------
7            Personal Property
                                                                                                -------------        --------------
8            Real Property                                                                            $10,251            $4,218,281
                                                                                                -------------        --------------
9         Cash Paid for Interest
                                                                                                -------------        --------------
10        Cash Paid for Net Payroll and Benefits(3)                                                   $27,685            $4,512,077
                                                                                                -------------        --------------
          Cash Paid to Owner(s)/Officer(s)
                                                                                                -------------        --------------
11           Salaries                                                                                                      $222,327
                                                                                                -------------        --------------
12           Draws
                                                                                                -------------        --------------
13           Commissions/Royalties
                                                                                                -------------        --------------
14           Expense Reimbursements                                                                                          $7,618
                                                                                                -------------        --------------
15           Other (includes Retention Bonuses)                                                                            $142,897
                                                                                                -------------        --------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
                                                                                                -------------        --------------
16           Employer Payroll Tax                                                                                          $351,492
                                                                                                -------------        --------------
17           Employee Withholdings                                                                                       $2,399,779
                                                                                                -------------        --------------
18           Real Property Taxes                                                                                           $237,230
                                                                                                -------------        --------------
19           Other Taxes                                                                              $41,952              $271,819
                                                                                                -------------        --------------
20        Cash Paid for General Expenses
                                                                                                -------------        --------------
21        Other cash inflows:
                                                                                                -------------        --------------
22           Legal settlement                                                                                                $9,000
                                                                                                -------------        --------------
23           Proceeds from sale of common stock in Packeteer, Inc.                                                       $1,810,635
                                                                                                -------------        --------------
24           Interest accrued on government strip                                                                          $913,643
                                                                                                -------------        --------------
25           Unrealized gain on short term investment                                                                      $145,214
                                                                                                -------------        --------------
26           Proceeds from sale of fixed assets/Inventory                                                                $9,575,568
                                                                                                -------------        --------------
27           Miscellaneous refund                                                                      $4,386              $819,948
                                                                                                -------------        --------------
             Receipt on settlement from WFI                                                          $250,000              $250,000
                                                                                                -------------        --------------
28           Voided cashier's checks paid for pre-petition expenses                                                        $474,226
                                                                                                -------------        --------------
          Other cash outflows:
                                                                                                -------------        --------------
29           ESPP refund                                                                                                   $512,394
                                                                                                -------------        --------------
30           Employee expense reimbursement(3)                                                           $632              $232,118
                                                                                                -------------        --------------
31           Severance                                                                                                     $448,842
                                                                                                -------------        --------------
32           Reverse the unrealized gain on Packeteer shares(1)                                       $32,085            $1,672,919
                                                                                                -------------        --------------
33           Retention Bonus                                                                                               $838,713
                                                                                                -------------        --------------
34           Expenses for pre-petition liabilities(2)                                                                      $750,000
                                                                                                -------------        --------------
35           Interest and principal payment on Bonds (Court Approved)                                                   $39,000,000
                                                                                                -------------        --------------
36           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS             $50,408          ($48,158,441)
                                                                                                -------------        --------------
     CASH FLOWS FROM REORGANIZATION ITEMS

37        Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                                -------------        --------------
38        Professional Fees Paid for Services in Connection with Chp 11 Case                        ($217,872)          ($5,244,624)
                                                                                                -------------        --------------
39        U.S. Trustee Quarterly Fees                                                                                      ($42,000)
                                                                                                -------------        --------------
40        Settlement Charges                                                                     ($57,673,819)         ($59,259,742)
                                                                                                -------------        --------------
41           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                    ($57,891,691)         ($64,546,366)
                                                                                                -------------        --------------
42   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                  ($57,841,283)        ($112,704,807)
                                                                                                -------------        --------------
     CASH FLOWS FROM INVESTING ACTIVITIES

43        Capital Expenditures
                                                                                                -------------        --------------
44        Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                                -------------        --------------
45
          -------------------------------------------------------------------------------

46           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                              $0                    $0
                                                                                                -------------        --------------
     CASH FLOWS FROM FINANCING ACTIVITIES
47        Net Borrowings (Except Insiders)
                                                                                                -------------        --------------
48        Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                -------------        --------------
49        Capital Contributions
                                                                                                -------------        --------------
50        Principal Payments
                                                                                                -------------        --------------
51
          -------------------------------------------------------------------------------

52           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                              $0                    $0
                                                                                                -------------        --------------
53   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                        $(57,841,283)        $(112,704,807)
                                                                                                -------------        --------------
54   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                             $132,467,472          $187,330,996
                                                                                                -------------        --------------
55   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                    $74,626,189           $74,626,189
                                                                                                =============        ==============

NOTES:

(1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

(2)  Reduction of restricted cash - Surety Bonds.

(3) Includes payments made to former employees who are currently working under consulting agreements.


                                  Page 16 of 16